                                                           EXHIBIT 1.1


                                3,500,000 Shares

                             ENERGY VENTURES, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT



                                                                 July ____, 1996




LEHMAN BROTHERS INC.
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
JEFFERIES & COMPANY, INC.
PRUDENTIAL SECURITIES INCORPORATED
SCHRODER WERTHEIM & CO. INCORPORATED
c/o Lehman Brothers Inc.
3 World Financial Center
New York, New York  10285

Dear Sirs:

              Energy Ventures, Inc., a Delaware corporation (the "Company"), proposes, upon the terms and conditions set forth herein, to issue and sell to you (the "Underwriters"), 3,000,000 shares (the "Primary Shares") of common stock, par value $1.00 per share (the "Common Stock"), of the Company. In addition, GulfMark International, Inc., a Delaware corporation ("GulfMark"), proposes, upon the terms and conditions set forth herein, to sell to the Underwriters 300,000 currently outstanding shares of Common Stock (the "GulfMark Shares"), and certain other stockholders of the Company named in
Schedule III hereto (the "Individual Stockholders" and, collectively with GulfMark, the "Selling Stockholders") propose, upon the terms and conditions set forth herein, to sell to the Underwriters an aggregate of 200,000 currently outstanding shares of Common Stock (the "Individual Stockholder Shares" and, collectively with the GulfMark Shares, the "Secondary Shares"). In addition, for the sole purpose of covering over-allotments in connection with the sale of the Primary Shares and the Secondary Shares (collectively, the "Firm Shares"), the Company proposes to grant to the Underwriters an option to purchase up to an additional 450,000 newly issued shares (the "Option Shares") of Common Stock. The Firm Shares and any Option

Shares purchased pursuant to this Underwriting Agreement (this "Agreement") are herein called the "Shares."

              This is to confirm the agreement concerning the purchase of the Shares by the Underwriters from the Company and the Selling Stockholders.

              1. Representations, Warranties and Agreements of the Company. The Company represents and warrants to, and agrees with, each Underwriter that:

                     (a) A registration statement on Form S-3 (File No. 333-06715) with respect to the Shares (i) has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) has been filed with the Commission under the Securities Act and (iii) either has become effective under the Securities Act and is not proposed to be amended or is proposed to be amended by amendment or post-effective amendment. If the Company does not propose to amend such Registration Statement and if any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. Copies of such registration statement as amended to date have been delivered by the Company to you. For purposes of this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including any documents incorporated by reference therein and, if the Effective Date is on or before the date of this Agreement, all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations ("Rule 424(b)") in accordance with Section 8(a) hereof and deemed to be a part thereof as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means the form of prospectus relating to the Shares, as first used to confirm sales of the Shares. If it is contemplated, at the time this Agreement is executed, that a registration statement will be filed pursuant to Rule 462(b) under the Securities Act before the offering of the Common Stock may commence, the term "Registration Statement" as used in this Agreement includes such registration statement.

                     Reference made herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein as of the date of such Preliminary Prospectus or Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Securities Exchange Act of 1934 (the "Exchange Act") after the date of such Preliminary Prospectus or Prospectus, as the case may be, and incorporated




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
by reference in such Preliminary Prospectus or Prospectus. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus.

                     (b) If the Effective Date is on or before the date of this Agreement, (i) the Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are first used to confirm sales of the Shares, as the case may be, conform to the requirements of the Securities Act and the Rules and Regulations, (ii) the Registration Statement and any amendment thereto does not and will not, as of the applicable effective date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus and any amendment or supplement thereto will not, as of the first date of its use to confirm sales of the Shares, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Effective Date is after the date of this Agreement, (i) the Registration Statement and the Prospectus and any further amendments or supplements thereto will, when they become effective or are first used to confirm sales of the Shares, as the case may be, conform to the requirements of the Securities Act and the Rules and Regulations, (ii) the Registration Statement and any amendment thereto will not, as of the applicable effective date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus and any amendment or supplement thereto will not, as of the date on which the Prospectus and any amendment or supplement thereto is first used to confirm sales of the Shares, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon, and in conformity with, written information furnished to the Company by you or by the Selling Stockholders specifically for inclusion therein. There is no contract or document required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement or to a document incorporated by reference into the Registration Statement which is not described or filed as required.

                     (c) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus, and is duly registered and qualified to do business and is in good standing as a foreign corporation in each jurisdiction, domestic or foreign, in which such registration or qualification or good standing is required to conduct its business (whether by reason of the ownership or leasing of property, the conduct of its business or otherwise), except where the failure to so register or qualify or be in good standing would not have a material adverse effect on the business, financial condition or results of operations of the Company and the Subsidiaries (as hereinafter defined), taken as a whole (a "Material Adverse Effect").





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                     (d)    Schedule II hereto is a complete and accurate
schedule of (i) the names of all corporations, partnerships and joint ventures (the "Subsidiaries") in which the Company has a majority equity interest and which would be required to be listed on Exhibit 21 to an Annual Report on Form 10-K of the Company if such report were dated and filed with the Commission at the time of execution and delivery of this Agreement and (ii) information indicating the jurisdiction of incorporation of each such entity. Each Subsidiary that is a corporation is duly organized, validly existing and in good standing in the jurisdiction of its incorporation indicated on Schedule II hereto, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly registered and qualified to do business and is in good standing as a foreign corporation, in each jurisdiction, domestic or foreign, in which such registration or qualification or good standing is required to conduct its business (whether by reason of the ownership or leasing of property, the conduct of its business or otherwise), except where the failure so to register or qualify or be in good standing would not have a Material Adverse Effect. Each Subsidiary that is not a corporation is duly organized, validly existing and in good standing in the jurisdiction of its organization indicated on
Schedule II hereto, with full authority to own, lease and operate its properties and conduct its business as described in the Prospectus, and is duly registered or qualified to do business and is in good standing in each jurisdiction, domestic or foreign, in which such registration or qualification or good standing is required to conduct its business (whether by reason of the ownership or leasing of property, the conduct of its business or otherwise), except where the failure so to register or qualify or be in good standing would not have a Material Adverse Effect. All the outstanding shares of capital stock of each of the Subsidiaries that is a corporation have been duly authorized and validly issued, are fully paid and nonassessable; and all of such shares of capital stock are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest or other encumbrance except as set forth on Schedule II hereto.

                     (e) The authorized and outstanding capital stock of the Company is as set forth in the Prospectus. All corporate action required to be taken by the Company for the authorization, issuance, sale, and delivery of the Primary Shares and the Option Shares has been validly and sufficiently taken. All of the outstanding shares of Common Stock (including the Secondary Shares) are, and the Primary Shares and the Option Shares, upon issuance and delivery and payment therefor in the manner herein described, will be, duly authorized, validly issued, fully paid, and nonassessable. Except as described or referred to in the Prospectus: (i) there are no preemptive rights or other rights to subscribe for or to purchase any shares of Common Stock, or any restriction upon the voting or transfer of the Shares, pursuant to the Company's certificate of incorporation, bylaws, or other governing documents or any agreement or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them is bound; and (ii) there are no outstanding options, warrants or rights to purchase any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for any shares of the capital stock of the Company. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement give rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of shares of Common Stock or other securities of the Company. The Common Stock conforms to the description thereof contained under the caption "Description of Capital Stock" in the Prospectus.





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
                     (f) The Company has all requisite corporate power and authority to execute and deliver this Agreement and to incur and perform each of its obligations provided herein. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (i) as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally, (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought and (iii) as rights to indemnity and contribution hereunder may be limited by applicable securities laws or the policies underlying such laws.

                     (g) Neither the Company nor any of the Subsidiaries is in violation of its certificate or articles of incorporation or by-laws or other organizational documents. Neither the Company nor any of the Subsidiaries is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any judgment, order or decree of any court or governmental agency or body or of any arbitrator having jurisdiction over the Company or any of the Subsidiaries, or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, which violations or defaults would, either individually or in the aggregate, have a Material Adverse Effect.

                     (h) Neither the issuance and sale of the Primary Shares and the Option Shares, nor the execution, delivery or performance of this Agreement by the Company, nor the consummation by the Company of the transactions contemplated hereby (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required under the Securities Act or the Rules and Regulations or for the compliance with the securities or the Blue Sky laws of various jurisdictions), or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws or other organizational documents of the Company or any of the Subsidiaries or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject which conflict, default, violation, creation or imposition would, for purposes of this clause (ii) only, either individually or in the aggregate, have a Material Adverse Effect.





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
                     (i) Except as disclosed in the Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company or the Subsidiaries, threatened against the Company or the Subsidiaries which, considered singly or in the aggregate, may reasonably be expected to result in any material adverse change in the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole (a "Material Adverse Change"), or may reasonably be expected to materially adversely affect the consummation of this Agreement or the issuance of the Primary Shares or the Option Shares.

                     (j) The historical consolidated financial statements of the Company included or incorporated by reference in the Preliminary Prospectus and the Prospectus present fairly the consolidated financial position, the results of operations and the cash flows of the Company and the Subsidiaries at the respective dates and for the respective periods to which they apply; and such financial statements and related schedules and notes have been prepared in conformity with generally accepted accounting principles consistently applied throughout such periods, except as disclosed therein. The information (other than pro forma information) set forth under the caption "Selected Consolidated Financial Data" in the Preliminary Prospectus and the Prospectus is fairly stated in all material respects in relation to the financial statements from which it has been derived. The pro forma financial information set forth in the Preliminary Prospectus and the Prospectus complies in all material respects with the applicable accounting requirements of Article 11 of Regulation S-X promulgated by the Commission.

                     (k) Arthur Andersen LLP, who have certified the financial statements included in the Preliminary Prospectus and the Prospectus (or any amendment or supplement thereto), are independent public accountants within the meaning of the Securities Act and the Rules and Regulations thereunder.

                     (l) Since the respective dates as of which information is given in the Prospectus, except as otherwise stated therein, (i) there has been no Material Adverse Change and no development that could reasonably be expected to have a Material Adverse Change, (ii) there have not been any transactions entered into by the Company or any of the Subsidiaries, other than those in the ordinary course of business, which are material to the Company and its Subsidiaries taken as a whole, (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock and (iv) there has not been any material change in the capital stock, or material increase in the long-term debt, of the Company and the Subsidiaries taken as a whole.

                     (m) Each of the Company and the Subsidiaries has such material permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its respective properties and to conduct its business in the manner described in the Prospectus, subject in each case to such qualifications as may be set forth in the Prospectus and except where the failure to have such permits would not have a Material Adverse Effect; each of the Company and the Subsidiaries has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would





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
allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permits, subject in each case to such qualifications as may be set forth in the Prospectus and except where the failure so to fulfill or perform or the occurrence of such an event would not have a Material Adverse Effect; and except as described in the Prospectus, none of such permits contains any restriction that is materially burdensome to the Company and the Subsidiaries taken as a whole.

                     (n) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and is not subject to regulation as an "investment company" under the 1940 Act.

                     (o) The Company and each of the Subsidiaries have filed all tax returns required to be filed (taking into consideration any extension periods), which returns are complete and correct in all material respects, and neither the Company nor any Subsidiary is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto (taking into consideration any extension periods), except to the extent the failure to file such return or pay such tax would not have a Material Adverse Effect.

                     (p) The Company and the Subsidiaries have good and marketable title to all properties owned by them, in each case free and clear of all liens, encumbrances and defects except (i) as do not materially interfere with the use made and proposed to be made of such properties, (ii) as described in the Prospectus or (iii) where the failure to have good title to such properties would not have a Material Adverse Effect.

                     (q) The Company has complied and will comply with all of the provisions of Florida H.B. 1771, codified as Section 526.075 of the Florida statutes, and all regulations promulgated thereunder relating to issuers doing business with Cuba.

                     (r) The outstanding shares of Common Stock (including the Secondary Shares) are, and the Primary Shares and the Option Shares will be, listed on the New York Stock Exchange (the "NYSE").

                     (s) The Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of shares of the Common Stock to facilitate the sale or resale of the Shares.

                     (t) The conditions for use of Form S-3, set forth in the General Instructions thereto, have been satisfied.

                     (u) The documents incorporated by reference into the Registration Statement, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and the Rules and Regulations thereunder, and any document hereafter filed that is incorporated by reference into the Registration Statement will, when it is filed





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
with the Commission, comply in all material respects with the requirements of the Exchange Act and the Rules and Regulations thereunder, and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                     (v) Any certificate signed by any officer of the Company and delivered, pursuant to this Agreement or in connection with the payment of the purchase price and delivery of the certificates for the Primary Shares and the Option Shares, to the Underwriters or counsel to the Underwriters shall be deemed a representation and warranty by the Company to each of the Underwriters as to the matters covered thereby.

              2. Representations, Warranties and Agreements of GulfMark. GulfMark represents and warrants to, and agrees with, each Underwriter and the Company that:

                     (a) GulfMark (i) has no reason to believe that the representations and warranties of the Company contained in Section 1 hereof are not materially true and correct, (ii) is familiar with the Registration Statement and the Prospectus (as amended or supplemented) and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement or the Prospectus (or any amendment or supplement thereto), as of the applicable effective date, which has adversely affected or may adversely affect the business of the Company and (iii) is not prompted to sell the GulfMark Shares by any information concerning the Company which is not set forth in the Registration Statement and the Prospectus.

                     (b) To the extent that statements or omissions, if any, made in any Preliminary Prospectus, the Prospectus or the Registration Statement or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by GulfMark expressly for use therein, such Preliminary Prospectus, the Prospectus and the Registration Statement and any amendments or supplements thereto, upon effectiveness or filing with the Commission and at the First Closing Date, as the case may be, did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                     (c) GulfMark is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware.

                     (d) GulfMark has, and immediately prior to the First Closing Date (as hereinafter defined) GulfMark will have, good and valid title to the Shares to be sold by GulfMark hereunder on such date, free and clear of all liens, encumbrances, equities or claims, and upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

                     (e) GulfMark has all requisite corporate power and authority to execute and deliver this Agreement and to incur and perform each of its obligations provided herein. This Agreement has been duly and validly authorized, executed and delivered by GulfMark and

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constitutes a legal, valid and binding agreement of GulfMark, enforceable against GulfMark in accordance with its terms, except (i) as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally, (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought and (iii) as rights to indemnity and contribution hereunder may be limited by applicable securities laws or the policies underlying such laws.

                     (f) Neither the sale of the GulfMark Shares, nor the execution, delivery or performance of this Agreement by GulfMark, nor the consummation by GulfMark of the transactions contemplated hereby (i) requires any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required under the Securities Act or the Rules and Regulations or for the compliance with the securities or the Blue Sky laws of various jurisdictions), or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate of incorporation or bylaws of GulfMark or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which GulfMark is a party or by which GulfMark or any of its properties may be bound, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of GulfMark pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of GulfMark is subject which conflict, default, violation, creation or imposition would, for purposes of this clause (ii) only, either individually or in the aggregate, have a material adverse effect on the business, financial condition or results of operations of GulfMark or materially adversely affect the consummation of this Agreement or the sale of the GulfMark Shares.

                     (g) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of GulfMark, threatened against GulfMark which, considered singly or in the aggregate, may reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of GulfMark or materially adversely affect the consummation of this Agreement or the sale of the GulfMark Shares.

                     (h) GulfMark has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of shares of the Common Stock to facilitate the sale or resale of the Shares.

                     (i) Any certificate signed by any officer of GulfMark and delivered, pursuant to this Agreement or in connection with the payment of the purchase price and delivery of the certificates for the GulfMark Shares, to the Underwriters or counsel to the Underwriters shall be deemed a representation and warranty by GulfMark to each of the Underwriters as to the matters covered thereby.

                     (j) GulfMark agrees that the Shares to be sold by GulfMark hereunder are subject to the interest of the Underwriters and that the obligations of GulfMark hereunder shall not be terminated by any act of GulfMark, by operation of law or the occurrence of any other event.

              3. Representations, Warranties and Agreements of the Individual Stockholders. Each of the Individual Stockholders severally represents and warrants to, and agrees with, each Underwriter and the Company that:

                     (a) The Individual Stockholder has placed in custody under a custody agreement (the "Custody Agreement" and, together with all other similar agreements executed by the other Individual Stockholders, the "Custody Agreements") with the Company, as custodian, for delivery under this Agreement, certificates in negotiable form (with signature guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of a recognized Medallion Program approved by The Securities Transfer Association Inc.) representing the Shares to be sold by the Individual Stockholder hereunder.

                     (b) The Individual Stockholder has duly and irrevocably executed and delivered a power of attorney (the "Power of Attorney" and, together with all other similar agreements executed by the other Individual Stockholders, the "Powers of Attorney") appointing Bernard J. Duroc-Danner, James G. Kiley and Frances R. Powell as attorneys-in-fact (the "Attorneys-in-Fact"), with full power of substitution, and with full authority (exercisable by any one of them) to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of the Individual Stockholder. Each Individual Stockholder agrees to deliver to the Attorneys-in-Fact such documentation as any Attorney-in-Fact, the Company or any Underwriter or any of their respective counsel may reasonably request to effectuate any of the provisions of this Agreement, the Custody Agreement or the Power of Attorney, all of the foregoing to be in form and substance reasonably satisfactory to the Attorneys-in-Fact and the Underwriters.

                     (c) To the extent that statements or omissions, if any, made in any Preliminary Prospectus, the Prospectus or the Registration Statement or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by the Individual Stockholder expressly for use therein, such Preliminary Prospectus, the Prospectus and the Registration Statement and any amendments or supplements thereto, upon effectiveness or filing with the Commission and at the First Closing Date, as the case may be, did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                     (d) The Individual Stockholder has, and immediately prior to the First Closing Date the Individual Stockholder will have, good and valid title to the Shares to be sold by the Individual Stockholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims, and upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

                     (e) The Individual Stockholder has all requisite authority to execute and deliver this Agreement, the Power of Attorney and the Custody Agreement and to incur and perform each of its obligations provided herein and therein. This Agreement, the Power of Attorney and the Custody Agreement have been duly and validly executed and delivered by the Individual Stockholder and constitute legal, valid and binding agreements of the Individual Stockholder, enforceable against the Individual Stockholder in accordance with their terms, except (i) as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally, (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought and (iii) as rights to indemnity and contribution hereunder may be limited by applicable securities laws or the policies underlying such laws.

                     (f) Neither the sale of the Shares to be sold by the Individual Stockholder hereunder, nor the execution, delivery or performance by the Individual Stockholder of this Agreement, the Power of Attorney or the Custody Agreement, nor the consummation by the Individual Stockholder of the transactions contemplated hereby (i) requires any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required under the Securities Act or the Rules and Regulations or for the compliance with the securities or the Blue Sky laws of various jurisdictions) or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Individual Stockholder is a party or by which the Individual Stockholder or any of his or her properties may be bound, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Individual Stockholder pursuant to the terms of any agreement or instrument to which the Individual Stockholder is a party or by which he or she may be bound or to which any of the property or assets of the Individual Stockholder is subject which conflict, default, violation, creation or imposition would, for purposes of this clause
(ii) only, either individually or in the aggregate, have a material adverse effect on the business, financial condition or results of operations of the Individual Stockholder or materially adversely affect the consummation of this Agreement or the sale of the Shares to be sold by the Individual Stockholder hereunder.

                     (g) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Individual Stockholder, threatened against the Individual Stockholder which, considered singly or in the aggregate, may reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Individual Stockholder or materially adversely affect the consummation of this Agreement or the sale of the Shares to be sold by the Individual Stockholder hereunder.

                     (h) The Individual Stockholder has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of shares of the Common Stock to facilitate the sale or resale of the Shares.

                     (i) Any certificate signed by or on behalf of the Individual Stockholder and delivered, pursuant to this Agreement or in connection with the payment of the purchase price and delivery of the certificates for the Shares to be sold by the Individual Stockholder hereunder, to the Underwriters or counsel to the Underwriters shall be deemed a representation and warranty by the Individual Stockholder to each of the Underwriters as to the matters covered thereby.

                     (j) The Individual Stockholder agrees that the Shares to be sold by the Individual Stockholder hereunder are subject to the interest of the Underwriters, that the arrangements made by the Individual Stockholder for custody are irrevocable except as provided in the Custody Agreement and the Power of Attorney and that the obligations of the Individual Stockholder hereunder shall not be terminated by any act of the Individual Stockholder, by operation of law or the occurrence of any other event.

              4. Purchase of the Shares by the Underwriters. (a) Subject to the terms and conditions and upon the basis of the representations and warranties herein set forth, the Company agrees to issue and sell to the Underwriters the Primary Shares, GulfMark agrees to sell to the Underwriters the GulfMark Shares and each Individual Stockholder agrees to sell to the Underwriters the Individual Stockholder Shares set opposite such Individual Stockholder's name on Schedule III hereto, severally and not jointly, and each of the Underwriters agrees, severally and not jointly, to purchase, at a price of $_______ per Share, the number of Firm Shares set forth opposite such Underwriter's name in Schedule I hereto. Each Underwriter shall be obligated to purchase from the Company, and from each Selling Stockholder, that number of Firm Shares which represents the same proportion of the number of Firm Shares to be sold by the Company, and by each Selling Stockholder, as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I represents of the total number of Firm Shares to be purchased by all of the Underwriters pursuant to this Agreement. The respective purchase obligations of the Underwriters with respect to the Firm Shares shall be rounded among the Underwriters to avoid fractional shares, as the Underwriters may determine.
The Underwriters agree to offer the Firm Shares to the public as set forth in the Prospectus.

                     (b) The Company hereby grants to the Underwriters an option to purchase from the Company, solely for the purpose of covering over-allotments in the sale of Firm Shares, all or any portion of the Option Shares for a period of 30 days from the date hereof at the purchase price per Share set forth above. Option Shares shall be purchased from the Company, severally and not jointly, for the accounts of the Underwriters in proportion to the aggregate number of Firm Shares set forth opposite such Underwriter's name in Schedule I hereto, except that the respective purchase obligations of each Underwriter shall be adjusted so that no Underwriter shall be obligated to purchase fractional Option Shares.

              5. Delivery of and Payment for Shares. Delivery of certificates for the Firm Shares and certificates for the Option Shares, if the option to purchase the same is exercised on or before the third Business Day (as defined in Section 18 hereof) prior to the First Closing Date, and payments therefor shall be made at the offices of Lehman Brothers Inc., New York, New York (or such other place as may be mutually agreed upon), at 10:00 a.m., New York City time, on July _____, 1996 or on such other date as shall be determined by you and the Company (the "First Closing Date").

              The option to purchase Option Shares granted in Section 4 hereof may be exercised during the term thereof by written notice to the Company from the Underwriters. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the time and date, not earlier than either the First Closing Date or the second Business Day after the day on which the option shall have been exercised, whichever is later, nor later than the third Business Day after the date of such exercise, as determined by the Underwriters, when the Option Shares are to be delivered (the "Second Closing Date"). Delivery and payment for such Option Shares shall be made at the offices set forth above for delivery and payment of the Firm Shares. The First Closing Date and the Second Closing Date are sometimes herein individually called the "Closing Date" and collectively called the "Closing Dates."

              Delivery of certificates for the Primary Shares and the Option Shares shall be made by or on behalf of the Company to you, for the respective accounts of the Underwriters, against payment to or upon the order of the Company of the purchase price therefor by wire transfer of immediately available funds. Delivery of certificates for the Secondary Shares shall be made by or on behalf of the Selling Stockholders to you, for the respective accounts of the Underwriters, against payment to or upon the order of the respective Selling Stockholders of the purchase price therefor by wire transfer of immediately available funds. The certificates for the Shares shall be registered in such names and denominations as you shall have requested at least two full Business Days prior to the applicable Closing Date, and shall be made available for checking and packaging at such location in New York, New York, as may be designated by you at least one full Business Day before such Closing Date. Time shall be of the essence, and delivery of certificates for the Shares at the time and place specified in this Agreement is a further condition to the obligations of each Underwriter.

              6. Covenants of the Company. The Company covenants and agrees with each Underwriter that:

                     (a) If the Effective Date is on or before the date of this Agreement, the Company shall comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 424(b) not later than the Commission's close of business on the second Business Day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) of the Rules and Regulations. The Company shall advise the Underwriters, promptly after it receives notice thereof, of the time when, if the Effective Date is on or before the date of this Agreement, any amendment to the Registration Statement or, if the Effective Date is after the date of this Agreement, the Registration Statement or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed. The Company shall notify you promptly of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for additional information; and the Company shall prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or the Prospectus which, in your opinion, may be reasonably necessary or advisable in connection with the distribution of the Shares. The Company shall advise you promptly of the issuance by the Commission of any stop order or other order suspending the effectiveness of the Registration Statement, suspending or preventing the use of any Preliminary Prospectus or the Prospectus, or of the institution of any proceedings for any such purpose; and the Company shall use its reasonable efforts to prevent the issuance of any stop order or other such order and, should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof.

                     (b) The Company shall furnish to each of the Underwriters and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith, and shall furnish to the Underwriters such number of conformed copies of the Registration Statement, as originally filed and each amendment thereto (excluding exhibits other than this Agreement), the Prospectus and all amendments and supplements to any of such documents (including any document filed under the Exchange Act and deemed to be incorporated by reference in the Preliminary Prospectus or Prospectus), in each case as soon as available and in such quantities as the Underwriters may from time to time reasonably request.

                     (c) Within the time during which the Prospectus relating to the Shares is required to be delivered under the Securities Act, the Company shall comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales of the Shares as contemplated by the provisions hereof and by the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Prospectus or file any document to comply with the Securities Act, the Company shall promptly notify you and, subject to Section 6(d) hereof, shall amend the Registration Statement or supplement the Prospectus or file any document (at the expense of the Company) so as to correct such statement or omission or to effect such compliance.

                     (d) Prior to filing any amendment to the Registration Statement or supplement to the Prospectus before the termination of the offering of the Shares by the Underwriters, the Company shall furnish a copy thereof to the Underwriters and counsel to the Underwriters, and will not file or publish any such amendment or supplement to which the Underwriters shall reasonably object by notice to the Company after a reasonable period to review.

                     (e) The Company shall use reasonable efforts to qualify the Shares for offer and sale under the securities laws of such states and other jurisdictions in the United States as the Underwriters shall reasonably request and maintain such qualifications for so long as may be necessary for the distribution of the Shares; provided that, notwithstanding the foregoing, the Company shall not, with respect to any such jurisdiction, be required to qualify as a foreign corporation, to file a general consent to service of process or to take any other action that would subject it to service of process in suits other than those arising out of the offering of the Shares.

                     (f) The Company shall advise the Underwriters promptly and, if requested by any of the Underwriters, shall confirm such advice in writing, of the issuance by any state securities commission or other regulatory body of any stop order suspending the qualification or exemption from qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority. The Company shall use reasonable efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of the Shares under any state securities or Blue Sky laws, and if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of the Shares under any state securities or Blue Sky laws, the Company shall use reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                     (g) The Company shall make generally available to its security holders (and shall deliver to the Underwriters), in the manner contemplated by Rule 158(b) of the Rules and Regulations under the Securities Act or otherwise, as soon as practicable but in any event not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the Effective Date occurs (or not later than 90 days after the end of such fiscal quarter if such fiscal quarter is the last fiscal quarter of the fiscal year), an earnings statement satisfying the requirements of Section 11(a) of the Securities Act and covering a period of at least 12 consecutive months beginning after the Effective Date.

                     (h) The proceeds of the sale of the Primary Shares and any Option Shares will be applied as set forth in the Prospectus.

                     (i) For a period of three years after the date hereof, the Company will furnish to you, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and during such period the Company will furnish to you (i) as soon as available, a copy of each report (other than reports on Form 11-K), excluding exhibits, unless requested by you, and definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to the Company's stockholders and (ii) from time to time, such other public information concerning the Company as you may reasonably request.

                     (j) The Company shall not, without the prior written consent of Lehman Brothers Inc., during the 90 days following the date of the Prospectus, (i) offer for sale, sell, or otherwise dispose of any shares of the Common Stock or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock, or sell or grant options, rights, or warrants with respect to any shares of Common Stock, other than pursuant to existing benefit plans of the Company or its subsidiaries and in accordance with this Agreement. The Company shall not, without the prior written consent of Lehman Brothers Inc., permit any stockholder of the Company with contractual registration rights (other than the Selling Stockholders), whether now or hereafter granted, to sell shares of Common Stock under an effective registration statement (x) for 60 days following the date of the Prospectus in the case of the former stockholders of ENERPRO and (y) for 90 days following the date of the Prospectus in the case of all other stockholders.

                     (k) Whether or not this Agreement becomes effective or is terminated or the sale of the Shares to the Underwriters is consummated, the Company shall pay or cause to be paid (i) all expenses (including stock transfer taxes) incurred in connection with the issuance of the Primary Shares and any Option Shares and the delivery to the several Underwriters of the Primary Shares and any Option Shares, (ii) all fees and expenses (including, without limitation, fees and expenses of the Company's accountants and counsel, but excluding fees and expenses of counsel to the Underwriters and counsel to the Selling Stockholders) in connection with the preparation, printing, filing, delivery and shipping of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), each Preliminary Prospectus, and the Prospectus, as amended or supplemented, and the reproduction, delivery, and shipping of this Agreement and other underwriting documents, including, but not limited to, underwriters' questionnaires, underwriters' powers of attorney, Blue Sky surveys, agreements among underwriters and selected dealer agreements, (iii) all reasonable fees and expenses incurred in connection with the qualification of the Shares under state securities laws as provided in Section 6(e) hereof, including all filing fees and disbursements and the reasonable fees of counsel to the Underwriters incurred in connection therewith, (iv) the filing fee payable to the National Association of Securities Dealers, Inc., (v) any applicable fees relating to the listing of the Shares on the NYSE, (vi) the cost of printing certificates representing the Shares, (vii) the cost and charges of any transfer agent or registrar, and (viii) all other costs and expenses incident to the performance of the Company's obligations hereunder for which provision is not otherwise made in this Section 6(k). It is understood, however, that, except as is provided in this Section 6(k), in Section 9 and Section 12 hereof, the Underwriters shall pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make, and each Selling Stockholder shall pay all of its own costs and expenses, including the fees of its respective counsel, any stock transfer taxes on the sale by it of the Secondary Shares sold by it, and any other expenses incurred in connection with the delivery to the several Underwriters of the Secondary Shares sold by it. Notwithstanding the foregoing, the provisions of this Section 6(k) shall not modify or alter any other agreement between the Company and any Selling Stockholder with respect to the allocation and payment of expenses.

                     (l) Until termination of the offering of the Shares, the Company will timely file all documents and any amendments to previously filed documents required to be filed by it pursuant to Section 13, 14 or 15(d) of the Exchange Act.

              7. Covenants of the Selling Stockholders. Each of the Selling Stockholders severally covenants and agrees with each the Underwriters that:

                     (a) The Selling Stockholder shall not, without the prior written consent of Lehman Brothers Inc., during the 90 days following the date of the Prospectus, offer for sale, sell, or otherwise dispose of any shares of the Common Stock or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock, other than in accordance with this Agreement.

                     (b) The Selling Stockholder shall deliver to the Underwriters prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9.

              8. Conditions to Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy, as of the date hereof and each Closing Date (as if made on each Closing Date), of the representations and warranties of the Company and the Selling Stockholders contained herein, to performance by the Company and the Selling Stockholders of their respective obligations hereunder and to each of the following additional terms and conditions:

                     (a) The Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 6(a) hereof, the Registration Statement and all post-effective amendments to the Registration Statement shall have become effective, all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made and no such filings shall have been made without the consent of the Underwriters, which consent shall not have been unreasonably withheld; no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto or suspending the qualification of the Shares for offering or sale shall have been issued; no proceedings for the issuance of any such order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been disclosed to you and complied with to your reasonable satisfaction.

                     (b) No Underwriter shall have been advised by the Company or any Selling Stockholder or shall have discovered and disclosed to the Company on or prior to such Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the reasonable opinion of the Underwriters, is material or omits to state a fact which, in the reasonable opinion of such Underwriters, is material, and is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Company shall not have prepared and distributed any amendment to the Registration Statement or supplement to the Prospectus without prior review by the Underwriters pursuant to Section 6(d) herein.

                     (c) On each Closing Date, the Company shall have furnished to you the opinion of Fulbright & Jaworski L.L.P., counsel to the Company, addressed to you and dated such Closing Date, substantially in the form attached as Exhibit A hereto.

                     (d) On the First Closing Date, GulfMark shall have furnished to you the opinion of Griggs & Harrison, P.C., counsel to GulfMark, addressed to you and dated such Closing Date, substantially in the form attached as Exhibit B hereto, and the Individual Stockholders shall have furnished to you the opinion of Vinson & Elkins L.L.P., counsel to the Individual Stockholders, addressed to you and dated such Closing Date, substantially in the form attached as Exhibit C hereto.

                     (e) On or prior to such Closing Date, you shall have received the opinion of Baker & Botts, L.L.P., counsel to the Underwriters, addressed to you and dated such Closing Date, as to such matters as you shall reasonably request, and such counsel shall have received such documents and information as they request to enable them to pass upon such matters.

                     (f) On each Closing Date there shall have been furnished to you a certificate, dated such Closing Date and addressed to you, signed by the Chief Executive Officer or Executive Vice President and by the Chief Financial Officer, Treasurer or Controller of the Company, to the effect that: (i) the representations and warranties of the Company contained in this Agreement are true and correct as if made at and as of such Closing Date; (ii) the Company has complied with all the agreements and satisfied all the conditions on its part to be complied with or satisfied on or before such Closing Date; (iii) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been initiated or, to their knowledge, threatened; (iv) all filings required to be made by the Company under Rule 424 and Rule 430A of the Rules and Regulations under the Securities Act have been timely made; and (v) since the Effective Date, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not been so set forth.

                     (g) On the First Closing Date, there shall have been furnished to you a certificate, dated such Closing Date and addressed to you, signed by the Executive Vice President or the Controller of GulfMark, to the effect that: (i) the representations and warranties of GulfMark contained in this Agreement are true and correct as if made at and as of such Closing Date; and (ii) GulfMark has complied with all the agreements and satisfied all the conditions on its part to be complied with or satisfied on or before such Closing Date.

                     (h) On the First Closing Date, there shall have been furnished to you a certificate, dated such Closing Date and addressed to you, signed by or on behalf of each Individual Stockholder, to the effect that: (i) the representations and warranties of such Individual Stockholder contained in this Agreement are true and correct as if made at and as of such Closing Date; and (ii) such Individual Stockholder has complied with all the agreements and satisfied all the conditions on its part to be complied with or satisfied on or before such Closing Date.

                     (i) On or prior to the date hereof, the Company shall have furnished to you a letter substantially in the form of Exhibit D hereto from each executive officer and each director of the Company and from Lehman Brothers Holdings Inc.

                     (j) You shall have been furnished by the Company such additional documents and certificates as you may reasonably request.

                     (k) On each Closing Date you shall have received a letter of Arthur Andersen LLP, dated such Closing Date and addressed to you, confirming that they are independent certified public accountants within the meaning of the Securities Act and the Rules and Regulations thereunder, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus as of a date not more than five days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to you concurrently with the execution of this Agreement, and confirming (except for changes as noted therein that are reasonably acceptable to you) the conclusions and findings set forth in such prior letter.

                     (l) Since the Effective Date, neither the Company nor any of the Subsidiaries shall have sustained any loss by fire, flood, accident or other calamity, or shall have become a party to or the subject of any litigation, which is materially adverse to the Company and the Subsidiaries taken as a whole, nor shall there have occurred a Material Adverse Change, regardless of whether arising in the ordinary course of business, which loss, litigation or change, in your judgment, shall render it impractical or inadvisable to proceed with the payment for and delivery of the Shares.

                     (m) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the NYSE shall have been suspended or minimum prices shall have been established on such exchange by the Commission or such exchange or other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium is declared by either Federal, New York or Texas authorities, (iii) the United States becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States, or (iv) there shall have been such a material adverse change in general economic, political or financial conditions, or the effect of international conditions on the financial markets in the United States shall be such, as to, in the judgment of the Underwriters, make it inadvisable or impracticable to proceed with the offering or delivery of the Shares.

                     All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and to counsel for the Underwriters. The Company shall furnish to you conformed copies of all such opinions, certificates, letters and other documents, and any additional documents and certificates reasonably requested by you or counsel to the Underwriters, in such number as you shall reasonably request. If any of the conditions specified in this
Section 8 shall not have been fulfilled when and as required by this Agreement, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, each Closing Date, by you. Any such cancellation shall be without liability of the Underwriters to the Company. Notice of such cancellation shall be given to the Company in writing, or by telegraph or telephone and confirmed in writing.

              9. Indemnification. (a) The Company shall indemnify and hold harmless each Underwriter from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which that Underwriter may become subject, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement made by the Company in Section 1 hereof, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or in any Blue Sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the shares under the securities laws thereof (any such application, document or information being hereafter referred to as a "Blue Sky Application"), or (iii) the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall promptly reimburse such Underwriter for any legal and other expenses reasonably incurred, as such legal and other expenses are incurred, by such Underwriter in investigating, defending or preparing to defend against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided that the Company shall not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter or the Selling Stockholders specifically for inclusion therein; and provided further that this indemnity agreement shall not inure to the benefit of any Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Shares to any person by such Underwriter if such Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to such person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Preliminary Prospectus was remedied or corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Sections 6(b) and 6(c) hereof. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter.

                     (b) Each of the Selling Stockholders, severally but not jointly, shall indemnify and hold harmless each Underwriter from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which that Underwriter may become subject, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement made by such Selling Stockholder in Section 2 or Section 3 hereof, as applicable, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application or (iii) the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall promptly reimburse such Underwriter for any legal and other expenses reasonably incurred, as such legal and other expenses are incurred, by such Underwriter in investigating, defending or preparing to defend against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided such Selling Stockholder shall not be liable in any such case except to the extent, but only to the extent, that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or any Blue Sky Application in reliance upon and in conformity with written information furnished by such Selling Stockholder to the Company specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which such Selling Stockholder may otherwise have to any Underwriter.

                     (c) Each Underwriter, severally but not jointly, shall indemnify and hold harmless the Company and each of the Selling Stockholders from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which the Company or any of the Selling Stockholders may become subject, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or any Blue Sky Application, or (ii) the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse the Company and each of the Selling Stockholders for any legal and other expenses reasonably incurred, as such legal and other expenses are incurred, by the Company and each of the Selling Stockholders in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided that such Underwriter shall not be liable in any such case except to the extent, but only to the extent, that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or any Blue Sky Application in reliance upon and in conformity with written information furnished by such Underwriter to the Company specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or to any of the Selling Stockholders.

                     (d) Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of the action; provided that the failure to notify the indemnifying party shall not relieve such indemnifying party from any liability which it may have to an indemnified party under this Section 9, except to the extent the indemnifying party was materially prejudiced thereby, or from any liability which such indemnifying party may have to an indemnified party otherwise than under Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided that the indemnified party shall have the right to employ counsel to represent all indemnified parties who may be subject to liability arising out of any claim in respect of which indemnity may be sought by indemnified parties against the indemnifying party under this Section 9 if the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have reasonably promptly employed counsel to have charge of the defense of such action or counsel for any of the indemnified parties shall have reasonably concluded that there may be defenses available to the indemnified parties which are in conflict with those available to the indemnifying party and, in that event, the fees and expenses of one firm of separate counsel (in addition to the fees and expenses of local counsel) shall be paid by the indemnifying party. No indemnifying party shall be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there is a final, nonappealable judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment to the extent provided herein. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which indemnity has been sought hereunder by any indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability or claims that are the subject matter of such proceeding.

                     (e) If the indemnification provided for in this Section 9 shall for any reason be unavailable to or insufficient to hold harmless any indemnified party under Section 9(a), 9(b) or 9(c) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters in each case as set forth in the table on the cover page of the Prospectus.
The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purposes) or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this subsection (e). The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9(e) shall be deemed to include, for purposes of this Section 9(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(e) to contribute are several in proportion to their respective obligations and not joint. Each party entitled to contribution agrees that upon the service of the summons or other initial legal process upon it in any action instituted against it in respect to which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought for any obligation it may have hereunder or otherwise, except to the extent such party was materially prejudiced thereby.

                     (f) The obligations of the Company and the Selling Stockholders under this Section 9 shall be in addition to any liability which the Company or the Selling Stockholders may otherwise have, and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability that the respective Underwriters may otherwise have, and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement, and to each person, if any, who controls the Company or any of the Selling Stockholders within the meaning of the Securities Act.

              10. Substitution of Underwriters. If any Underwriter defaults in its obligation to purchase the number of Firm Shares or Option Shares, as the case may be, which it has agreed to purchase under this Agreement, the nondefaulting Underwriters shall be obligated to purchase (in case of either the Firm Shares or the Option Shares, in the respective proportions which the number of Shares set forth opposite the name of each nondefaulting Underwriter in
Schedule I hereto bears to the total number of Shares set forth opposite the names of all the remaining nondefaulting Underwriters in Schedule I hereto) the Shares that the defaulting Underwriter agreed but failed to purchase; except that the nondefaulting Underwriters shall not be obligated to purchase any of the Shares if the total number of Shares that the defaulting Underwriter or Underwriters agreed but failed to purchase exceeds 9.09% of the total number of Shares, and any nondefaulting Underwriter shall not be obligated to purchase more than 110% of the number of Firm Shares set forth opposite its name in
Schedule I hereto plus the total number of Option Shares purchasable by it pursuant to the terms of Section 4. If the foregoing maxima are exceeded, the nondefaulting Underwriters, and any other underwriters satisfactory to you who so agree, shall have the right, but shall not be obligated, to purchase (in such proportions as may be agreed upon among them) all of the Shares. If the nondefaulting Underwriters or the other underwriters satisfactory to you elect not to purchase the Shares that the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any nondefaulting Underwriter, the Company or the Selling Stockholders except for the payment of expenses to be borne by the Company, the Selling Stockholders and the Underwriters as provided in Section 6(k) hereof and the indemnity and contribution agreements of the Company, the Selling Stockholders and the Underwriters contained in Section 9 hereof. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this paragraph.

              Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have for damages caused by its default. If the nondefaulting Underwriters or any other underwriters satisfactory to you are obligated or agree to purchase the Shares of a defaulting Underwriter, either you or the Company may postpone each Closing Date for up to seven full Business Days in order to effect any changes that may be necessary in the Registration Statement, the Prospectus, or in any other document or agreement, and to file promptly any amendments or any supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary.

              11. Termination. The obligations of the Underwriters hereunder may be terminated by the Underwriters by notice given to and received by the Company and the Selling Stockholders prior to delivery of and payment for the Firm Shares if, prior to that time, any of the events described in Section 8(l) or (m) shall have occurred or if the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement.

              12. Reimbursement of Underwriters' Expenses. If the Company shall fail to tender the Primary Shares for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations in Section 8(a), (b), (c), (e), (f),
(i), (j), (k) and (l) is not fulfilled, the Company will reimburse the Underwriters upon demand for all reasonable out-of-pocket expenses (including the reasonable fees and disbursements of counsel to the Underwriters) that shall have been incurred by them in connection with the proposed issuance and sale of the Shares. If this Agreement is terminated pursuant to Section 10 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

              13. Notices. Any notice or notification in any form to be given hereunder shall be in writing and shall be delivered in person or sent by telex, telephone or facsimile transmission (but in the case of a notification by telephone, with subsequent confirmation by letter, telegraph or telex). Any notice or notification to the Company shall be addressed to Energy Ventures, Inc., 5 Post Oak Park, Suite 1760, Houston, Texas 77027, Attention:
President, with copies to Fulbright & Jaworski L.L.P., 1301 McKinney Street, Houston, Texas 77010-3095, Attention: Curtis W. Huff. Any notice or notification to GulfMark shall be addressed to GulfMark International, Inc., 5 Post Oak Park, Suite 1170, Houston, Texas 77027, Attention: Frank R. Pierce, Executive Vice President, with copies to Griggs & Harrison, P.C., 1301 McKinney Street, Suite 3200, Houston, Texas 77010-3033, Attention W. Garney Griggs.
Any notice or notification to the Individual Stockholders shall be addressed to the address set forth on Schedule III attached hereto, with copies to Vinson & Elkins L.L.P., 2500 First City Tower, 1001 Fannin, Houston, Texas 77002-6760,
Attention: Robert H. Whilden, Jr. Any notice or notification to the Underwriters shall be addressed to Lehman Brothers Inc., 3 World Financial Center, New York, New York 10285, Attention: Investment Banking Group. Any notice or notification shall take effect at the time of receipt.

              14. Information Furnished by Underwriters. The Underwriters severally confirm that the statements set forth in the last paragraph on the cover page in the Prospectus, the stabilization paragraph on page 2 of the Prospectus, the information appearing in the list of names of, and number of Shares to be purchased by, each of the Underwriters, under the caption "Underwriting" in the Prospectus, and the statements in the second and seventh paragraphs next following such list, constitute the written information furnished by or on behalf of any Underwriter referred to in paragraph (b) of
Section 1 hereof and in paragraphs (a), (b) and (c) of Section 9 hereof.

              15.  Survival of Certain Provisions.  The agreements contained in
Section 9 and the respective representations, warranties and agreements of the Company and the Selling Stockholders in Sections 1, 2, 3, 6 and 7 shall survive the delivery of the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any indemnified party.

              16. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Stockholders, any officer, director or controlling person referred to in Section 9(f) hereof and their respective successors. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 16, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

              17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

              18. Definition of "Business Day". For purposes of this Agreement, "Business Day" means any day on which the NYSE is open for trading.

              19. Submission to Jurisdiction. The Company and the Selling Stockholders each hereby irrevocably and unconditionally submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts for any thereof.

              20. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

              21. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

              If the foregoing correctly sets forth the agreement between the Company, the Selling Stockholders and each of the Underwriters, please sign and return a counterpart hereof, whereupon this instrument will become a binding agreement among the Company, the Selling Stockholders and you in accordance with its terms.

                                        ENERGY VENTURES, INC.


                                        By:
                                           -----------------------------------
                                        Name:  Bernard Duroc-Danner
                                        Title:  Chief Executive Officer

                                        GULFMARK INTERNATIONAL, INC.


                                        By:
                                           -----------------------------------
                                        Name:  Frank R. Pierce
                                        Title:  Executive Vice President


                                        THE INDIVIDUAL STOCKHOLDERS:


                                        By:
                                           -----------------------------------
                                           Name:
                                                ------------------------------
                                                 Attorney-in-Fact

Accepted:

LEHMAN BROTHERS INC.
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
JEFFERIES & COMPANY, INC.
PRUDENTIAL SECURITIES INCORPORATED
SCHRODER WERTHEIM & CO. INCORPORATED

BY:  LEHMAN BROTHERS INC.



By:
   -----------------------------------
       Authorized Signatory

                                   SCHEDULE I



                                                                            Number of
                                                                           Firm Shares
 Underwriters                                                            to be Purchased
 ------------                                                            ---------------
 Lehman Brothers Inc.  . . . . . . . . . . . . . . . . . . . .

 Donaldson, Lufkin & Jenrette Securities Corporation . . . . .

 Jefferies & Company, Inc. . . . . . . . . . . . . . . . . . .

 Prudential Securities Incorporated  . . . . . . . . . . . . .

 Schroder Wertheim & Co. Incorporated  . . . . . . . . . . . .
                                                                            ------------

                Total  . . . . . . . . . . . . . . . . . . . .                3,500,000
                                                                            ============

                                  SCHEDULE II

                     SUBSIDIARIES OF ENERGY VENTURES, INC.


=====================================================================================
                                                     Significant      Jurisdiction of
 Name of Subsidiary                                  Subsidiaries       Organization
=====================================================================================
 AWI Drilling & Workover, Inc.                            No             Louisiana
- -------------------------------------------------------------------------------------
 BakTexas(1)                                              No             Azerbaijan
- -------------------------------------------------------------------------------------
 Bay Drilling Corporation                                 No             Louisiana
- -------------------------------------------------------------------------------------
 Channelview Real Property, Inc.                          No              Delaware
- -------------------------------------------------------------------------------------
 Delta Crewboats, Inc.                                    No             Louisiana
- -------------------------------------------------------------------------------------
 Energy Ventures Foreign Sales Corporation                No              Barbados
- -------------------------------------------------------------------------------------
 Energy Ventures (Cyprus) Limited                         No               Cyprus
- -------------------------------------------------------------------------------------
 Energy Ventures Far East Limited                         No             Hong Kong
- -------------------------------------------------------------------------------------
 Energy Ventures International, Inc.                      No           Cayman Islands
- -------------------------------------------------------------------------------------
 Energy Ventures Mid East, Inc.                           No           Cayman Islands
- -------------------------------------------------------------------------------------
 Engemaq S.A.                                             No               Brazil
- -------------------------------------------------------------------------------------
 ENGY, Inc.                                               No              Delaware
- -------------------------------------------------------------------------------------
 EV Offshore, Inc.                                        No             Louisiana
- -------------------------------------------------------------------------------------
 EVI (Barbados), Inc.                                     No              Barbados
- -------------------------------------------------------------------------------------
 EVI Oil Tools, Inc. (formerly EVI-Highland Pump         Yes              Delaware
 Company)
- -------------------------------------------------------------------------------------
 EVI International, Inc.                                  No              Delaware
- -------------------------------------------------------------------------------------
 EVI Management, Inc.                                     No              Delaware
- -------------------------------------------------------------------------------------
 Grant Prideco, Inc.                                     Yes              Delaware
- -------------------------------------------------------------------------------------
 Grant Prideco, S.A.                                      No            Switzerland
- -------------------------------------------------------------------------------------
 Grant Tubular Finishing Ltd.                             No              Hungary
- -------------------------------------------------------------------------------------
 Grant T.F. de Mexico S.A. de C.V.(2)                     No               Mexico
- -------------------------------------------------------------------------------------
 Highland/Corod Inc.                                      No              Alberta
- -------------------------------------------------------------------------------------





       (1)    51% owned.

       (2)    Excludes directors  qualifying shares.

=====================================================================================
                                                     Significant      Jurisdiction of
 Name of Subsidiary                                  Subsidiaries       Organization
=====================================================================================
 Highland-Shengli Machinery Company                       No               China
  Limited, Dongying City(3)
- -------------------------------------------------------------------------------------
 Mallard Bay Drilling, Inc.                              Yes             Louisiana
- -------------------------------------------------------------------------------------
 Mallard Bay Drilling (Nigeria) Limited(3)                No              Nigeria
- -------------------------------------------------------------------------------------
 Mallard Bay Drilling, Inc., Suits Drilling               No               Texas
  Company, et al. (Partnership)(4)
- -------------------------------------------------------------------------------------
 Mallard Drilling International Ltd.                      No           Cayman Islands
- -------------------------------------------------------------------------------------
 PEPESA(5)                                                No                Peru
- -------------------------------------------------------------------------------------
 Prideco de Venezuela, S.A.(6)                            No             Venezuela
- -------------------------------------------------------------------------------------
 Prideco Europe Limited                                   No              Scotland
- -------------------------------------------------------------------------------------
 Prideco Holdings, Inc.                                   No              Delaware
- -------------------------------------------------------------------------------------
 Prideco, Inc.                                           Yes               Texas
- -------------------------------------------------------------------------------------
 Suits Peru LLC(6)                                        No              Oklahoma
- -------------------------------------------------------------------------------------





       (3)    60% owned.

       (4) 50% owned, but Mallard Bay Drilling, Inc. is entitled to certain preferential distributions in excess of 50%.

       (5)    Wholly-owned by Suits Peru LLC

       (6)    49% owned.

                                  SCHEDULE III

                            INDIVIDUAL STOCKHOLDERS

                                                               Number of
                                                                Shares
 Individual Stockholders                                       to be Sold
 -----------------------                                       ----------
 Sandra Hamilton.  . . . . . . . . . . . . . . . . . . .          96,533
         c/o James G. Kiley
         Energy Ventures, Inc.
         5 Post Oak Park, Suite 1760
         Houston, Texas 77027-3415

 William Chunn   . . . . . . . . . . . . . . . . . . . .          63,467
         c/o James G. Kiley
         Energy Ventures, Inc.
         5 Post Oak Park, Suite 1760
         Houston, Texas 77027-3415

 Donald Morris.  . . . . . . . . . . . . . . . . . . . .          40,000
         c/o James G. Kiley                                     ---------
         Energy Ventures, Inc.
         5 Post Oak Park, Suite 1760
         Houston, Texas 77027-3415


                Total  . . . . . . . . . . . . . . . . .         200,000
                                                                =========

                                                                      EXHIBIT  A


                 FORM OF OPINION OF FULBRIGHT & JAWORSKI L.L.P.


                     1. The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own or lease and operate its properties and to conduct its business as described in the Prospectus.

                     2. Each of the Subsidiaries designated as a "Significant Subsidiary" on Schedule II hereto (a "Significant Subsidiary" and collectively the "Significant Subsidiaries") is a corporation duly incorporated and validly existing in good standing under the laws of the jurisdiction of its organization, with due corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and all the outstanding shares of capital stock of each of the Significant Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are held of record by the Company directly, or indirectly through one of the other Significant Subsidiaries.

                     3. The Company's authorized capitalization is as set forth in the Prospectus. The Company has all requisite corporate power and authority to issue, sell, and deliver the Primary Shares and the Option Shares in accordance with and upon the terms and conditions set forth in this Agreement. The issuance of the Primary Shares and the Option Shares has been duly and validly authorized and, when issued and paid for by the several Underwriters in accordance with the terms of this Agreement, will be fully paid and nonassessable. No holder of capital stock of the Company has any preferential or preemptive right to purchase or acquire any of the Shares under the General Corporation Law of the State of Delaware or the Company's certificate of incorporation or bylaws or, to such counsel's knowledge, under any agreement to which the Company is a party that has been identified to such counsel by the Company as being material to the Company and the Subsidiaries taken as a whole. To the knowledge of such counsel, except as disclosed in the Prospectus, the Company has no outstanding options or warrants to purchase any shares of the capital stock of the Company or securities convertible into or exercisable or exchangeable for any shares of the capital stock of the Company. The Common Stock conforms in all material respects to the description thereof contained in the Prospectus under the caption "Description of Capital Stock."

                     4. To such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any right, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock or other securities of the Company.

                     5. Neither the execution, delivery or performance of this Agreement nor the offer, sale or delivery of the Shares hereunder will violate, conflict with, or constitute a breach of or default under, (A) the certificate of incorporation or bylaws of the Company, (B) any agreement, indenture, or other instrument relating to the borrowing of money known to such counsel to which the Company or any Significant Subsidiary is a party or by which the Company or any Significant Subsidiary is bound, or any other agreement identified to such counsel by the Company as being material to the Company and the Subsidiaries taken as a whole, or (C) (except with respect to state securities or Blue Sky laws, as to which such counsel need express no opinion, and except with respect to the federal securities laws other than as stated in such counsel's opinion letter) any law, administrative regulation, or court or governmental decree known to such counsel to be applicable to the Company or any Significant Subsidiary.

                     6. No consent, approval, or authorization of any federal or state governmental authority, agency or body having jurisdiction over the Company is required to be obtained by the Company in connection with the consummation of the transactions contemplated in this Agreement, except such as may be required under the Securities Act, and except as may be required under state securities or Blue Sky laws (with respect to which such counsel need express no opinion).

                     7. The Company has corporate power and authority to enter into this Agreement and to issue, sell and deliver the Primary Shares and the Option Shares to you as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company.

                     8. The information contained in the Prospectus under the caption "Description of Capital Stock" to the extent it purports to summarize the provisions of the documents or agreements specifically referred to therein or matters of law or legal conclusions is true and correct in all material respects.

                     9. The Company is not an "investment company" within the meaning of the 1940 Act.

                     10. To the knowledge of such counsel, there are no legal or governmental proceedings pending or threatened to which the Company or any of the Significant Subsidiaries is a party or to which the business or property of the Company or any of the Significant Subsidiaries is subject that are required to be disclosed in the Registration Statement or the Prospectus and that are not so disclosed.

                     11. The Registration Statement has become effective under the Securities Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been instituted or are pending or threatened. Except as to (a) the financial statements or other financial or statistical data contained in or incorporated by reference into the Registration Statement or the Prospectus or (b) any information furnished in writing by the Underwriters or the Selling Stockholders to the Company specifically for use therein, as to which such counsel need not express any opinion, the Registration Statement and the Prospectus comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder. Except as to the financial statements or other financial or statistical data contained therein, as to which such counsel need not express any opinion, each document incorporated by reference in the Registration Statement as filed under the Exchange Act complied when so filed as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder. There are no contracts or other documents known to such counsel that are required to be filed as exhibits to the Registration Statement other than those filed as exhibits thereto.

                     12. The Secondary Shares have been listed on the NYSE, and the Primary Shares and the Option Shares have been approved for listing on the NYSE, subject only to official notice of issuance.

              The foregoing opinions shall cover the laws of the United States, the State of Texas, the State of Louisiana and the State of New York and the corporate laws of the State of Delaware. In rendering such opinions, such counsel may rely, to the extent it considers such reliance proper, (A) upon an opinion or opinions, each dated each Closing Date, of other counsel retained by it or the Company as to the laws of the State of Louisiana or any other jurisdiction, provided that each such local counsel is acceptable to you and a copy of each such opinion is delivered to you and (B) upon certificates and representations of officers of the Company and the Subsidiaries and of government officials. Such opinions may also be subject to customary qualifications and limitations.

              In addition, such counsel shall state that such counsel has participated in conferences with officers and representatives of the Company, officers and representatives of the Selling Stockholders, counsel to the Selling Stockholders, counsel to the Underwriters, representatives of the independent public accountants of the Company, and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except to the extent stated above in its opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the statements of officers and other representatives of the Company), no facts have come to the attention of such counsel that lead it to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading, and no facts have come to the attention of such counsel that lead it to believe that the Prospectus, as of its issue date or as of the applicable Closing Date, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other statistical or financial data included in the Registration Statement or the Prospectus.

                                                                      EXHIBIT  B


               FORM OF OPINION OF COUNSEL GRIGGS & HARRISON, P.C.


              1. GulfMark is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware.

              2. Neither the execution, delivery or performance of this Agreement nor the offer, sale or delivery of the GulfMark Shares hereunder will violate, conflict with, or constitute a breach of or default under, (A) the certificate of incorporation or bylaws of GulfMark, (B) any agreement, indenture, or other instrument relating to the borrowing of money known to such counsel to which GulfMark is a party or by which it is bound, or any other agreement identified to such counsel by GulfMark as being material to GulfMark, or (C) (except with respect to state securities or Blue Sky laws, as to which such counsel need express no opinion, and except with respect to the federal securities laws other than as stated in such counsel's opinion letter) any law, administrative regulation, or court or governmental decree known to such counsel to be applicable to GulfMark or any Significant Subsidiary.

              3. No consent, approval, or authorization of any federal or state governmental authority, agency or body having jurisdiction over GulfMark is required to be obtained by GulfMark in connection with the consummation of the transactions contemplated in this Agreement, except such as may be required under the Securities Act, and except as may be required under state securities or Blue Sky laws (with respect to which such counsel need express no opinion).

              4. This Agreement has been duly and validly authorized, executed and delivered by GulfMark.

              5. GulfMark has obtained any approval required by law, to sell, assign, transfer, and deliver the GulfMark Shares in the manner provided in this Agreement, except for permits and similar authorizations required under state securities or Blue Sky laws (as to which such counsel need express no opinion).

              6. Delivery of certificates for the GulfMark Shares to be sold by GulfMark pursuant to this Agreement will pass the rights GulfMark has in the GulfMark Shares free of any adverse claim to each Underwriter who is a bona fide purchaser, has not been a party to any fraud or illegality affecting the GulfMark Shares and has not been a prior holder of the GulfMark Shares, and, to the knowledge of such counsel, there are no adverse claims with respect to the GulfMark Shares.

              7. The officers of GulfMark have been duly authorized by GulfMark to execute and deliver this Agreement on behalf of GulfMark and to deliver the GulfMark Shares to be sold by GulfMark and receive payment therefor pursuant hereto.

              8. GulfMark has corporate power and authority to enter into this Agreement and to sell and deliver the Shares to you as provided herein, and this Agreement has been duly authorized, executed and delivered by GulfMark.

       The foregoing opinions shall cover the laws of the United States, the State of Texas and the corporate laws of the State of Delaware. In rendering such opinions, such counsel may rely, to the extent it considers such reliance proper, upon certificates and representations of officers of GulfMark and of government officials. Such opinions may also be subject to customary qualifications and limitations.

                                                                      EXHIBIT  C


               FORM OF OPINION OF COUNSEL VINSON & ELKINS L.L.P.

              With regard to each of the Individual Stockholders:

              1. Neither the execution, delivery or performance of this Agreement, the Power of Attorney or the Custody Agreement nor the offer, sale or delivery of the Shares to be sold by the Individual Stockholder hereunder will violate, conflict with, or constitute a breach of or default under (A) any agreement, indenture, or other instrument relating to the borrowing of money known to such counsel to which the Individual Stockholder is a party or by which it is bound, or any other agreement identified to such counsel by the Individual Stockholder as being material to the Individual Stockholder, or (B) (except with respect to state securities or Blue Sky laws, as to which such counsel need express no opinion, and except with respect to the federal securities laws other than as stated in such counsel's opinion letter) any law, administrative regulation, or court or governmental decree known to such counsel to be applicable to the Individual Stockholder.

              2. No consent, approval, or authorization of any federal or state governmental authority, agency or body having jurisdiction over the Individual Stockholder is required to be obtained by the Individual Stockholder in connection with the consummation of the transactions contemplated in this Agreement, the Power of Attorney or the Custody Agreement, except such as may be required under the Securities Act, and except as may be required under state securities or Blue Sky laws (with respect to which such counsel need express no opinion).

              3. This Agreement, the Power of Attorney and the Custody Agreement have been duly and validly authorized, executed and delivered by the Individual Stockholder.

              4. The Individual Stockholder has obtained any approval required by law, to sell, assign, transfer, and deliver the Shares to be sold by the Individual Stockholder hereunder in the manner provided in this Agreement, except for permits and similar authorizations required under state securities or Blue Sky laws (as to which such counsel need express no opinion).

              5. Delivery of certificates for the Shares to be sold by the Individual Stockholder pursuant to this Agreement will pass the rights the Individual Stockholder has in the such Shares free of any adverse claim to each Underwriter who is a bona fide purchaser, has not been a party to any fraud or illegality affecting such Shares and has not been a prior holder of such Shares, and, to the knowledge of such counsel, there are no adverse claims with respect to such Shares.

       The foregoing opinions shall cover the laws of the United States, the State of Texas and the corporate laws of the State of Delaware. In rendering such opinions, such counsel may rely, to the extent it considers such reliance proper, upon certificates and representations of the Individual Stockholder and of government officials. Such opinions may also be subject to customary qualifications and limitations.

                                                                       EXHIBIT D


            [Letterhead of officer, director or major stockholder of
                             Energy Ventures, Inc.]

                             Energy Ventures, Inc.
                        Public Offering of Common Stock


                                                                 July ____, 1996

LEHMAN BROTHERS INC.
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
JEFFERIES & COMPANY, INC.
PRUDENTIAL SECURITIES INCORPORATED
SCHRODER WERTHEIM & CO. INCORPORATED
c/o Lehman Brothers Inc.
3 World Financial Center
New York, New York 10285

Dear Sirs:

       This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") among Energy Ventures, Inc., a Delaware corporation (the "Company"), certain stockholders of the Company, and Lehman Brothers Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Jefferies & Company, Inc., Prudential Securities Incorporated and Schroder Wertheim & Co. Incorporated as underwriters, relating to an underwritten public offering of common stock, par value $1.00 per share (the "Common Stock"), of the Company.

       To induce you to enter into the Underwriting Agreement, the undersigned agrees that it will not, without the prior written consent of Lehman Brothers Inc., during the 90 days following the date of the Prospectus (as defined in the Underwriting Agreement), offer for sale, sell or otherwise dispose of, directly or indirectly, any shares of Common Stock beneficially owned by the undersigned or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock.

       If for any reason the Underwriting Agreement is terminated before the First Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                        Yours very truly,

                                        [Signature of officer, director or major stockholder]

                                        [Name and address of officer, director
                                        or major stockholder]

                             ENERGY VENTURES, INC.

                                  COMMON STOCK
                          (PAR VALUE $1.00 PER SHARE)

                               CUSTODY AGREEMENT


                                                                  July ___, 1996

ENERGY VENTURES, INC.
5 Post Oak Park, Suite 1760
Houston, Texas  77027

Dear Sirs:

                 1. Introductory. Energy Ventures, Inc., a Delaware corporation (the "Company"), has filed a registration statement (Reg. No. 333-06715) (together with any amendments thereto, the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), in connection with the proposed public offering and sale by the Company, the undersigned (the "Selling Stockholder") and certain other stockholders (collectively with the undersigned, the "Selling Stockholders") of the Company's common stock, par value $1.00 per share (the "Common Stock").

                 The Selling Stockholder has executed and delivered a Power of Attorney (the "Power of Attorney") naming Mr. Bernard J. Duroc-Danner, Mr. James G. Kiley and Ms. Frances R. Powell, and each of them, as his, her or its attorney-in-fact (together, with their respective substitutes, each a "Member" and, collectively, the "Committee"), for certain purposes, including, if necessary, the execution, delivery and performance of this Agreement in his, her or its name, place and stead, in connection with the proposed sale by the Selling Stockholder of the number of shares of Common Stock set forth beneath the Selling Stockholder's signature below (the "Stock").

                 2. Appointment of Custodian. A custody arrangement is hereby established by the Selling Stockholder with the Company (for this purpose, the "Custodian") with respect to the Stock, and the Custodian is hereby instructed to act in accordance with this Agreement and any written instructions of any Member on behalf of the Committee which are not inconsistent with this Agreement or applicable law.

                 3. Delivery of Stock to the Custodian. There are herewith delivered to the Custodian, and the Custodian hereby acknowledges receipt of, a certificate or certificates representing the Stock, each of which certificate or certificates has been duly endorsed in blank for transfer or is accompanied by a duly executed stock power, IN EACH CASE WITH ALL SIGNATURES GUARANTEED BY A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY THAT IS A MEMBER IN GOOD STANDING OF A RECOGNIZED MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION INC. Such certificate or certificates are to be held by the Custodian for the account of the Selling Stockholder and are to be dealt with by the Custodian in accordance with this Agreement.

                 4. Delivery of Stock to the Underwriters. The Custodian is authorized and directed by the Selling Stockholder:

                          (a)     to hold in its custody the certificates
representing the Stock delivered by or at the direction of the Selling Stockholder;

                          (b)     on or immediately prior to the First Closing
Date (as defined in the Underwriting Agreement referred to below) and upon written instructions of the Committee and delivery of stock powers duly executed by the Committee on behalf of the Selling Stockholder (if not previously received from the Selling Stockholder), (i) to cause such Stock to be transferred on the books of the Company into such denominations and name or names as the Custodian shall have been instructed by the Underwriters (as hereinafter defined) in accordance with the Underwriting Agreement (the "Underwriting Agreement") to be entered into by and among the Company, Gulfmark International, Inc., the Committee, as attorneys-in-fact of certain of the Selling Stockholders, and the underwriters named in Schedule I thereto (the "Underwriters"); (ii) to cause to be issued, against surrender of the certificates representing the Stock, a new certificate or certificates representing such Stock, free of any restrictive legend, registered in such denominations and name or names as instructed by the Underwriters; (iii) to deliver such new certificates representing such Stock to the Underwriters, as instructed by the Underwriters on the First Closing Date for their account or accounts against full payment to the Custodian of the purchase price therefor in accordance with the Underwriting Agreement; and (iv) to give receipt for such payment;

                          (c)     to disburse the net proceeds received from
the sale of Stock in the following manner: (i) to itself, as agent for the Selling Stockholder, a reserve amount to be designated in writing by the Committee from which amount the Custodian shall pay, as soon as reasonably practicable, any applicable stock transfer taxes; and (ii) to the Selling Stockholder, pursuant to the written instructions of the Committee, on the next business day following the First Closing Date, a sum equal to the share of the proceeds to which the Selling Stockholder is entitled, as determined by the Committee, less any reserve amount referred to in clause (i) above designated by the Committee.

                 5. Delivery of Stock Remaining In Custody. Subject in each case to the indemnification obligations set forth in Section 8, the Custodian shall cause to be issued and delivered to the Selling Stockholder, as soon as practicable after the First Closing Date, certificates representing any shares of Common Stock deposited by the Selling Stockholder that remain in the custody of the Custodian. Certificates returned to the Selling Stockholder shall be returned with any related stock powers, and any new certificates issued to the Selling Stockholder with respect to such shares of Common Stock shall bear any then appropriate legends. Subject to Section 8, this Agreement shall thereupon terminate.

                 6. Irrevocability of Selling Stockholder's Obligations and Authorizations. This Agreement is for the express benefit of the Company, the other Selling Stockholders and the Underwriters. The obligations and authorizations of the Selling Stockholder hereunder are irrevocable and shall not be terminated by operation of law, whether by the death, disability, incapacity, liquidation or dissolution of the Selling Stockholder or by the occurrence of any other event (including without limitation the termination of any trust, if the Selling Stockholder is a trust, the termination of any trust for which the Selling Stockholder is acting as a fiduciary or fiduciaries or the death of any fiduciary or fiduciaries of such trust), and if, after the execution hereof, the Selling Stockholder shall die or become disabled or incapacitated or is liquidated or dissolved, or if any other event shall occur before the delivery of the Stock hereunder to the Underwriters, such Stock shall be delivered to the Underwriters in accordance with the terms and conditions of this Agreement, as if such event had not occurred, regardless of whether or not the Custodian shall have received notice of such event.

                 Notwithstanding the foregoing, if the Underwriting Agreement shall not have been executed and delivered prior to December 31, 1996, then from and after such date the undersigned shall have the power, by giving written notice to any Member, the Custodian and the Company, in care of its Vice President Finance and Treasurer, to terminate this Agreement, subject to any and all lawful action taken by the Custodian pursuant to this Agreement prior to the actual receipt of such notice. Promptly thereafter, the Custodian shall return to such Selling Stockholder any and all certificates representing shares of Common Stock and related stock powers previously deposited pursuant hereto.

                 7. Ownership of Stock. Until payment of the purchase price for the Stock has been made to the Selling Stockholder or to the Custodian for the account of the Selling Stockholder, the Selling Stockholder shall remain the owner of (and shall retain the right to receive dividends and distributions on, and to vote) the number of shares of Common Stock delivered by him, her or it to the Custodian hereunder. Until such payment in full has been made or until the offering of the Stock has been terminated, the Selling Stockholder agrees that he, she or it will not give, sell, pledge, hypothecate, grant any lien on, transfer, deal with or contract with respect to the shares of Common Stock delivered hereunder or any interests therein.

                 8. Indemnification. The Custodian shall assume no responsibility or liability whatsoever to any person other than to deal with the certificates representing shares of Common Stock delivered hereunder and the proceeds from the sale of the Stock represented thereby in accordance with the provisions hereof, and the Selling Stockholder hereby agrees to indemnify the Custodian for and to hold the Custodian harmless against any losses, claims, damages or liabilities incurred on its part arising out of or in connection with its acting as the Custodian pursuant hereto, as well as any legal or other expenses reasonably incurred in connection with investigating and defending any such loss, claim, damage or liability as such expenses are incurred, except to the extent any such loss, claim, damage or liability is due to the gross negligence or willful misconduct of the Custodian. The Selling Stockholder agrees that the Custodian may consult with counsel of its own choice (who may be counsel for the Selling Stockholder), and the Custodian shall have full and complete authorization and protection for any action taken or suffered by the Custodian hereunder in good faith and in accordance with the opinion or advice of such counsel. THE SELLING STOCKHOLDER UNDERSTANDS AND AGREES THAT THE PROVISIONS OF THIS SECTION 8 PROVIDE FOR INDEMNIFICATION BY THE SELLING STOCKHOLDER OF THE CUSTODIAN FOR THE NEGLIGENCE OF THE CUSTODIAN. This Section 8 shall survive any termination of this Agreement.

                 9. Representations and Warranties of Selling Stockholder. The Selling Stockholder hereby represents and warrants that: (a) he, she or it has, and at the time of delivery of his, her or its Stock to the Underwriters he, she or it will have, full power and authority to enter into this Agreement and the Power of Attorney, and to carry out the terms and provisions hereof and thereof; and (b) this Agreement and the Power of Attorney are the valid and binding agreements of such Selling Stockholder.

                 10. Joinder of Spouse of Selling Stockholder. If the Selling Stockholder has a spouse, such spouse has joined in the execution of this Agreement for all purposes, and all references to "the undersigned" or "the Selling Stockholder" herein shall mean both the Selling Stockholder who is a signatory to this Agreement and to such spouse as if such spouse were also a Selling Stockholder. The joinder of such spouse, however, has been made without regard to the ownership of the Stock.

                 11. Custodian's Acceptance of Authorization. The Custodian's acceptance of this Agreement by the execution hereof shall constitute an acknowledgment by the Custodian of the authorization herein conferred and shall evidence the Custodian's agreement to carry out and perform this Agreement in accordance with its terms.

                 12. Notices. Any notice given hereunder shall be deemed given if in writing and mailed by certified or registered mail (return receipt requested) or delivered in person, or if given by telephone, telecopy or telegraph if subsequently confirmed in writing in the manner provided above:
(i) if to the Selling Stockholder, to his, her or its address set forth on the signature pages of this Agreement; and (ii) if to the Custodian, to it at its address set forth on the first page of this Agreement. The Custodian shall be entitled to act and rely upon any statement, request, notice or instruction with respect to this Agreement given to it by the Committee on behalf of the Selling Stockholder, not only as to the authorization, validity and effectiveness thereof, but also as to the truth and accuracy of any information therein contained.

                 13. Successors. This Agreement will inure to the benefit of and be binding upon the Custodian, the Selling Stockholder and their respective heirs, legal representatives, distributees, successors and assigns; provided, however, that the Custodian may not assign any of its obligations hereunder.

                 14. Separability. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                 15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. Execution by the Custodian of one counterpart hereof and its delivery thereof to the Committee shall constitute the valid execution and delivery of this Agreement by the Custodian.

                 16. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                 17. Consent to Jurisdiction. The Selling Stockholder hereby irrevocably (i) submits to the nonexclusive jurisdiction of any New York State or Federal court sitting in New York City and any appellate court from any thereof in any action or proceeding arising out of or relating to this Agreement or the sale of the Stock pursuant to the Underwriting Agreement, and
(ii) agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or in such Federal court.
The Selling Stockholder hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of any such action or proceeding and any objection it may now or hereafter have as to the venue of any such action or proceeding. The Selling Stockholder also irrevocably consents, to the fullest extent permitted by law, to the service of any and all process in any such action or proceeding by the mailing by certified mail of copies of such process to the Selling Stockholder at its address specified on its signature page hereto. The Selling Stockholder agrees, to the fullest extent permitted by law, that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                                        Very truly yours,


                                        ______________________________________
                                        Full Legal Name of Selling Stockholder
                                                    (Print or Type)


                                       By:____________________________________ *
                                                (Authorized Signature)

                                       Name: _________________________________

                                       Title: ________________________________


                                       Address of Selling Stockholder:

                                       _______________________________________

                                       _______________________________________



                                       STOCK TO BE SOLD:

                                       ________ shares of Common Stock



                                        ________________________________________
                                        Name of Beneficial Owner
                                        (if different from registered owner)





__________________________________

     * To be signed in exactly the same manner as the shares of Common Stock are registered.

         NOTE: SIGNATURE MUST BE ACKNOWLEDGED BY A NOTARY PUBLIC.
               SPOUSE'S SIGNATURE REQUIRED, IF APPLICABLE.

                 I am the spouse of __________________________________, who is a signatory to the foregoing Custody Agreement, and I acknowledge that I have read such Custody Agreement and that I know its contents. I hereby consent to the entering into of such Custody Agreement, approve the provisions thereof and agree that such Custody Agreement shall be binding upon me with the same effect as if I had executed such instrument personally.


                                        By:___________________________________**






__________________________________

     ** To be signed in exactly the same manner as the shares of Common Stock are registered, if registered jointly.

         NOTE: SIGNATURE MUST BE ACKNOWLEDGED BY A NOTARY PUBLIC.

The foregoing Custody Agreement is
hereby accepted as of the date
first written above.


ENERGY VENTURES, INC.


By: _______________________________________
Name: _____________________________________
Title: ____________________________________

STATE OF _________________        )
                                  )
COUNTY OF ________________        )


                 [For a Selling Stockholder that is a corporation:] On the ____ day of _________, 1996, before me personally came __________________, to me known, who, being by me duly sworn, did depose and say that he or she is the ___________________ of ____________________, a corporation which executed the foregoing instrument, and that he or she signed his or her name thereto by authority of the Board of Directors of said corporation.




                                        _______________________________________
                                        Notary Public

[Notarial Seal]                         My commission expires:


                                        _________________________________,19___


STATE OF _________________        )
                                  )
COUNTY OF ________________        )


                 [For a Selling Stockholder that is a limited liability company:] On the ____ day of _________, 1996, before me personally came __________________, to me known, who, being by me duly sworn, did depose and say that he or she is the ___________________ of ______________, a limited liability company which executed the foregoing instrument, and that he or she signed his or her name thereto by authority of the members of said limited liability company.




                                        ________________________________________
                                        Notary Public

[Notarial Seal]                         My commission expires:


                                        _________________________________, 19___

STATE OF _________________        )
                                  )
COUNTY OF ________________        )


                 [For a Selling Stockholder that is a limited partnership:] On the ____ day of _________, 1996, before me personally came __________________, to me known, who, being by me duly sworn, did depose and say that he or she is the ___________________ of ____________________, a general partner of
___________________________, a limited partnership which executed the foregoing instrument, and that he or she signed his or her name thereto pursuant to the authority under the partnership agreement of said limited partnership.




                                        ________________________________________
                                        Notary Public

[Notarial Seal]                         My commission expires:


                                        _________________________________, 19___



STATE OF _________________        )
                                  )
COUNTY OF ________________        )


                 [For a Selling Stockholder that is a trust:] On the ____ day of ________________, 1996, before me personally came _________________________, to me known, who, being by me duly sworn, did depose and say that he or she is the trustee of ________________________, a trust which executed the foregoing instrument, and that he or she signed his or her name thereto pursuant to the authority under the governing instruments of said trust.


                                        ________________________________________
                                        Notary Public

[Notarial Seal]                         My commission expires:


                                        _________________________________, 19___

STATE OF _________________        )
                                  )
COUNTY OF ________________        )


                 [For a Selling Stockholder that is a natural person:] On the ____ day of ________________, 1996, before me personally came
_________________________, to me known, who in my presence did sign his or her name to the foregoing instrument.


                                        ________________________________________
                                        Notary Public

[Notarial Seal]                         My commission expires:


                                        _________________________________, 19___



STATE OF _________________        )
                                  )
COUNTY OF ________________        )


                 [For a spouse of a Selling Stockholder that is a natural person:] On the ____ day of ________________, 1996, before me personally came _________________________, to me known, who in my presence did sign his or her name to the foregoing instrument.


                                        ________________________________________
                                        Notary Public

[Notarial Seal]                         My commission expires:


                                        _________________________________, 19___

                             ENERGY VENTURES, INC.

                                  COMMON STOCK
                          (PAR VALUE $1.00 PER SHARE)


                               POWER OF ATTORNEY
                                 (IRREVOCABLE)



                                                                  July ___, 1996

Mr. Bernard J. Duroc-Danner
Mr. James G. Kiley
Ms. Frances R. Powell
  together, the Committee
Energy Ventures, Inc.
5 Post Oak Park, Suite 1760
Houston, Texas  77027-3415

Dear Sirs and Madam:

                 1. Introductory. Energy Ventures, Inc., a Delaware corporation (the "Company"), has filed a registration statement (File No. 333-06715) (together with any amendments thereto, the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), in connection with the proposed public offering and sale (the "Offering") by the Company, the undersigned (the "Selling Stockholder") and certain other stockholders (collectively with the undersigned, the "Selling Stockholders") of the Company's Common Stock, par value $1.00 per share (the "Common Stock").

                 The Selling Stockholder proposes to sell certain shares of Common Stock and to include such shares among the shares covered by the Registration Statement. The maximum number of shares of Common Stock which the undersigned proposes to sell (the "Stock") is set forth beneath the signature of the Selling Stockholder below.

                 Concurrently with the execution and delivery of this Power of Attorney, the undersigned is delivering, or requesting you to deliver, to the Company, as custodian (the "Custodian"), certificates representing the Stock, pursuant to a Custody Agreement executed by or on behalf of the undersigned and delivered to the Custodian concurrently herewith (the "Custody Agreement").

                 2. Appointment of Attorneys-In-Fact. In connection with the foregoing, the Selling Stockholder hereby irrevocably makes, constitutes and appoints Mr. Bernard Duroc-Danner, Mr. James G. Kiley and Ms. Frances R. Powell (each a "Member") and each of their respective substitutes under Section 4, the true and lawful attorneys-in-fact of the undersigned (the Members or any of them or their respective substitutes, being herein referred to collectively as the "Committee," which Committee shall, for all purposes under this Power of Attorney, act by a majority of the Members, unless otherwise specifically provided herein), with full power and authority, in the name, place and stead and for and on behalf of the Selling Stockholder:

                          (a)     to appoint a successor to the Custodian in
the event of the Custodian's resignation;

                          (b)     for the purpose of effecting the sale of the
Stock, to execute and deliver the Underwriting Agreement (the "Underwriting Agreement") to be entered into by and among the Company, GulfMark International, Inc., the Committee, as attorneys-in-fact of certain of the Selling Stockholders, and the underwriters named in Schedule I thereto (the "Underwriters"), with full power to:

                          (i) approve and execute the final form of the Underwriting Agreement, with such changes, additions and amendments to the drafts thereof provided to the Selling Stockholders, including the insertion of dates and prices, as the Committee shall, in its sole discretion, deem advisable,

                          (ii) carry out and comply with all the provisions of the Underwriting Agreement, including the making on behalf of the undersigned of the representations and warranties to and the agreements with the Underwriters set forth in the Underwriting Agreement and the delivery of any certificates contemplated thereby, and

                          (iii) agree with the Underwriters upon the price at which the Stock shall be sold to the Underwriters, provided that such price per share shall be the same as the price at which the Company and the other Selling Stockholders sell shares of Common Stock to the Underwriters;

                          (c)     to endorse, transfer and deliver certificates
representing the Stock to or on the order of the Underwriters or to their nominee or nominees, and to give such orders and instructions to the Custodian as the Committee may in its sole discretion determine with respect to (i) the transfer on the books of the Company of the Stock in order to effect the sale thereof to the Underwriters (including the names in which new certificates representing such Stock are to be issued and the denominations thereof); (ii) the delivery to or for the account of the Underwriters of the certificates representing the Stock against receipt by the Custodian of the purchase price to be paid therefor; (iii) the remittance to the Selling Stockholder of the Selling Stockholder's share of the net proceeds, after payment of expenses described in the Custody Agreement, from any sale of Stock; and (iv) the return to the Selling Stockholder of certificates representing the number of shares of Common Stock (if any) deposited with the Custodian but not sold by the Selling Stockholder pursuant to the Underwriting Agreement for any reason;

                          (d)     to retain Vinson & Elkins L.L.P. as legal
counsel for the Selling Stockholder in connection with any and all matters referred to herein, as may be deemed appropriate in the sole discretion of any Member;

                          (e)     to take for the Selling Stockholder all steps
deemed necessary or advisable by any Member or the Committee, in their sole discretion, in connection with the registration of the Stock under the Act, including without limitation filing amendments to the Registration Statement, requesting acceleration of effectiveness of the Registration Statement and such other steps as any Member or the Committee may in their sole discretion deem necessary or advisable;

                          (f)     to join, in the Committee's sole discretion,
with the Company in withdrawing the Registration Statement if the Company should decide to withdraw such registration;

                          (g)     if necessary, to endorse (in blank or
otherwise) on behalf of the Selling Stockholder the certificate or certificates representing the Stock, or a stock power or powers attached to such certificate or certificates;

                          (h)     to agree upon the allocation and to arrange
payment therefor of the expenses of the Offering allocable to the Selling Stockholders among the Selling Stockholders, including the undersigned; and

                          (i)     to make, execute, acknowledge and deliver all
such other contracts, orders, stock powers, receipts, notices, requests, instructions, certificates, letters and other writings and documents, to receive notices on behalf of the Selling Stockholder pursuant to the Underwriting Agreement and the Custody Agreement, and, in general, to do all things and to take all action which any Member or the Committee in their sole discretion may consider necessary or proper in connection with or to carry out the aforesaid sale of Stock, as fully as could the Selling Stockholder if personally present and acting.

                 3. Irrevocability of Power of Attorney. This Power of Attorney and all authority conferred hereby is granted and conferred subject to and in consideration of the interests of the Company, the Underwriters and the other Selling Stockholders and, for the purpose of completing the transactions contemplated by the Underwriting Agreement, the Custody Agreement and this Power of Attorney, this Power of Attorney and all authority conferred hereby shall, except as set forth in the following paragraph, be irrevocable and shall not be terminated by operation of law, whether by the death, disability, incapacity, liquidation or dissolution of the Selling Stockholder or by the occurrence of any other event (including without limitation the termination of any trust, if the Selling Stockholder is a trust, the termination of any trust for which the Selling Stockholder is acting as a fiduciary or fiduciaries or the death of any fiduciary or fiduciaries of any such trust), and if, after the execution hereof, the Selling Stockholder shall die or become disabled or incapacitated or is liquidated or dissolved, or if any other such event shall occur before the completion of the transactions contemplated by the Underwriting Agreement, the Custody Agreement and this Power of Attorney, the Committee shall nevertheless be authorized and directed to complete all such transactions as if such death, disability, incapacity, liquidation, dissolution, termination or other event had not occurred and regardless of notice thereof.

                 Notwithstanding the foregoing, if the Underwriting Agreement shall not have been executed and delivered prior to December 31, 1996, then from and after such date the undersigned shall have the power, by giving written notice to any Member and to the Company, in care of its Vice President Finance and Treasurer to terminate this Power of Attorney, subject to any and all lawful action taken by any Member pursuant to this Power of Attorney prior to the actual receipt of such notice.

                 4. Substitutions of Attorneys-In-Fact. Each Member shall have full power to make and substitute any person in the place and stead of such Member, and the Selling Stockholder hereby ratifies and confirms all that each Member or substitute or substitutes shall do by virtue of these presents. All actions hereunder that may be taken by a Member may be taken by any one Member or his or her substitute. In the event of the death, disability or incapacity of any Member, the remaining Member or Members shall appoint a substitute therefor.

                 5. Representations, Warranties and Agreements of the Selling Stockholder. The Selling Stockholder hereby represents, warrants and agrees that:

                          (a)     the Selling Stockholder has requisite
authority to execute and deliver this Power of Attorney, the Custody Agreement and the Underwriting Agreement and to incur and perform each of its obligations provided herein and therein;

                          (b)     this Power of Attorney and the Custody
Agreement have been duly executed and delivered by the Selling Stockholder, the transactions contemplated by the Underwriting Agreement (including, without limitation, (i) the provisions thereof relating to the indemnification of the Underwriters against certain losses, claims, damages or liabilities to which the Underwriters may become subject in connection with the offering and sale of the Shares (as defined in the Underwriting Agreement) and (ii) the lock-up provisions thereof, which will restrict sales or other transfers by the Selling Stockholder during the 90-day period beginning on the date of the Prospectus relating to the underwritten offering contemplated by the Underwriting Agreement) have been duly authorized by the Selling Stockholder and, when the Underwriting Agreement is executed and delivered by a Member on behalf of the Selling Stockholder, the Underwriting Agreement will be duly executed and delivered, and this Power of Attorney and the Custody Agreement constitute, and the Underwriting Agreement, when executed by a Member consistent with this Power of Attorney, will constitute, the valid and binding agreements of the Selling Stockholder enforceable against the Selling Stockholder in accordance with their terms, except (A) as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally, (B) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought and (C) as rights to indemnity and contribution hereunder may be limited by applicable securities laws or the policies underlying such laws;

                          (c)     neither the sale of the Shares to be sold by
the Selling Stockholder hereunder, the execution, delivery or performance by the Selling Stockholder of this Power of Attorney, the Custody Agreement or the Underwriting Agreement nor the consummation by the Selling Stockholder of the transactions contemplated hereby (A) requires any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required under the Act or for the compliance with the securities or the Blue Sky laws of various jurisdictions) or (B) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Selling Stockholder is a party or by which the Selling Stockholder or any of his or her properties may be bound, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Stockholder pursuant to the terms of any agreement or instrument to which the Selling Stockholder is a party or by which he or she may be bound or to which any of the property or assets of the Selling Stockholder is subject which conflict, default, violation, creation or imposition would, for purposes of this clause (B) only, either individually or in the aggregate, have a material adverse effect on the business, financial condition or results of operations of the Selling Stockholder or materially adversely affect the consummation of the Underwriting Agreement or the sale of the Stock to be sold by the Selling Stockholder thereunder;

                          (d)     there is no action, suit or proceeding before
or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Selling Stockholder, threatened against the Selling Stockholder which, considered singly or in the aggregate, may reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Selling Stockholder or materially adversely affect the consummation of the Underwriting Agreement or the sale of the Stock to be sold by the Selling Stockholder thereunder;

                          (e)     the Selling Stockholder has not taken and
will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of shares of the Common Stock to facilitate the sale or resale of the Stock;

                          (f)     the Selling Stockholder has, and immediately
prior to the transfer of the Stock to the Underwriters on the First Closing Date (as such term is defined in the Underwriting Agreement), the Selling Stockholder will have, good and valid title to the Stock, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of the Stock and payment therefor, as contemplated in this Power of Attorney, the Custody Agreement and the Underwriting Agreement, good and valid title to the Stock, free and clear of all liens, encumbrances, equities, or claims, will pass to the several Underwriters;

                          (g)     all information furnished or which may be
furnished to the Company by or on behalf of the Selling Stockholder in writing expressly for use in connection with the preparation of the Registration Statement is and will, as of the Effective Date (as defined in the Underwriting Agreement) and as of the date on which the Prospectus (as hereinafter defined) or any amendment or supplement thereto is first used to confirm sales of the Stock, be true and correct and does not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make such information not misleading;

                          (h)     the Selling Stockholder has been provided
with and carefully reviewed the July 16, 1996 draft of the Underwriting Agreement and understands the terms and provisions thereof, including, without limitation, Section 3 involving representations and warranties and Section 9 regarding indemnification;

                          (i)     the Selling Stockholder has been provided
with and carefully reviewed the Registration Statement and will carefully review each amendment thereto, if any, immediately upon receipt thereof from the Company and will promptly advise the Committee in writing if:

                          (i) the name and address of the Selling Stockholder is not properly set forth in (A) the form of prospectus relating to the Common Stock, including the Stock, as first filed with the Commission pursuant to and in accordance with Rule 424(b) under the Act or (if no such filing is required) as included in the Registration Statement at the time it becomes effective (the "Prospectus") or (B) any related preliminary prospectus; or

                          (ii) the Selling Stockholder has reason to believe that any information furnished to the Company by or on behalf of the Selling Stockholder in writing expressly for use in connection with the Registration Statement, the Prospectus or any related preliminary prospectus is not true and complete;

                          (j)   the Selling Stockholder has placed in custody
under the Custody Agreement furnished to the Selling Stockholder and duly executed and delivered by the Selling Stockholder to the Custodian, for delivery under the Underwriting Agreement, certificates in negotiable form representing the Stock to be sold by the Selling Stockholder under the Underwriting Agreement, and the Stockholder agrees that the Stock to be sold by the Selling Stockholder under the Underwriting Agreement is subject to the interest of the Underwriters, that the arrangements made by the Selling Stockholder for custody are irrevocable except as provided in the Custody Agreement and in this Power of Attorney and that the obligations of the Selling

Stockholder under the Underwriting Agreement shall not be terminated by any act of the Selling Stockholder, by operation of law or the occurrence of any other event;

                          (k)  the Selling Stockholder shall, deliver to the
Underwriters, prior to the First Closing Date, a properly completed and executed United States Treasury Department Form W-9.

                          (l)  the Selling Stockholder shall not, without the
prior written consent of Lehman Brothers Inc., during the ninety (90) days following the date of the Prospectus, offer for sale, sell, or otherwise dispose of any shares of the Common Stock or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock, other than in accordance with the Underwriting Agreement;

                          (m)  the Selling Stockholder agrees to deliver to the
Attorneys-in-Fact such documentation as any attorney-in-fact, the Company or any Underwriter or any of their respective counsel may reasonably request to effectuate any of the provisions hereof, the Custody Agreement or the Underwriting Agreement, all of the foregoing to be in form and substance reasonably satisfactory to the Attorneys-in-Fact and the Underwriters;

                          (n)     the Selling Stockholder has not distributed
and will not distribute any prospectus or other offering material in connection with the offering and sale of the Stock other than the Prospectus, a related preliminary prospectus or other material permitted by the Act; and

                          (o)     the Selling Stockholder will notify the
Committee in writing immediately of any changes in the foregoing information which should be made as a result of developments occurring after the date hereof and prior to the First Closing Date, and the Committee may consider that there has not been any such development unless so advised to the contrary by the Selling Stockholder.

                 6. Joinder of Spouse of Selling Stockholder. If the Selling Stockholder has a spouse, such spouse has joined in the execution of this Power of Attorney for all purposes, and all references to "the undersigned" or "the Selling Stockholder" herein shall mean both the Selling Stockholder and such spouse as if such spouse were also a Selling Stockholder. The joinder of such spouse, however, has been made without regard to the ownership of the Stock.

                 7. Reliance. The representations, warranties and agreements of the Selling Stockholder in this Power of Attorney are made for the benefit of, and may be relied upon by, the other Selling Stockholders, the Committee, the Company, the Custodian, the Underwriters and each of their respective representatives, agents and counsel.

                 8. Instructions. The Committee shall be entitled to act and rely upon any written statement, request, notice or instructions respecting this Power of Attorney given to it by the Selling Stockholder, not only as to the authorization, validity and effectiveness thereof, but also as to the truth and accuracy of any information therein contained.

                 9. Indemnification. It is understood that neither the Committee nor any Member, in such capacity, assumes any responsibility or liability whatsoever to any person other than to deal with any Stock deposited with it and the proceeds from the sale of the Stock in accordance with the provisions hereof. Neither the Committee nor any Member, in such capacity, makes any representations with respect to, and shall not have any responsibility whatsoever for, the Registration Statement, the Prospectus or any related preliminary prospectus nor, except as expressly provided in the foregoing sentence, for any aspect of the Offering, and none of such persons shall be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except to the extent, and only to the extent, of the individual gross negligence or willful misconduct of any such Member. Without limiting the generality of the foregoing, each Selling Stockholder recognizes and acknowledges that the Members and counsel to the Selling Stockholders have not, in such capacity, undertaken to, and will not, conduct any independent investigation to verify the accuracy or adequacy of the contents of the Registration Statement, the Prospectus or any preliminary prospectus, or any document incorporated therein by reference. The Selling Stockholder agrees to indemnify each Member for and to hold each such Member harmless against any losses, claims, damages or liabilities incurred, arising out of or in connection with its acting as a Member under this Power of Attorney, as well as any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage or liability as such expenses are incurred, except to the extent that any such loss, claim, damage or liability is due to the gross negligence or willful misconduct of the Member seeking indemnification. The Selling Stockholder agrees that the Committee may consult with counsel of its own choice (who may be counsel for the Company and/or the Selling Stockholder) and it shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion or advice of such counsel.
THE SELLING STOCKHOLDER UNDERSTANDS AND AGREES THAT THE PROVISIONS OF THIS
SECTION 9 PROVIDE FOR INDEMNIFICATION BY THE SELLING STOCKHOLDER OF THE MEMBERS AND THE COMMITTEE FOR THE NEGLIGENCE OF EACH SUCH PERSON.

                 10. Other Powers of Attorney. It is understood that the Committee may, without breaching any express or implied obligation to the Selling Stockholder hereunder, release or agree to the amendment to or modification of any other power of attorney granted by any of the other Selling Stockholders.

                 11. No Compensation. It is understood that the Committee shall serve entirely without compensation.

                 12. Notices. Any notice given hereunder shall be deemed given if in writing and mailed by certified or registered mail (return receipt requested) or delivered in person, or if given by telephone, telecopy or telegraph if subsequently confirmed in writing in the manner provided above:
(i) if to the Selling Stockholder, to his, her or its address set forth beneath his, her or its signature to this Power of Attorney; and (ii) if to the Committee, to it at the address set forth on the first page of this Power of Attorney.
The Committee shall be entitled to act and rely upon any statement, request, notice or instruction with respect to this Power of Attorney given to it by the Selling Stockholder, not only as to the authorization, validity and effectiveness thereof, but also as to the truth and accuracy of any information therein contained.

                 13. Successors. This Power of Attorney will inure to the benefit of and be binding upon the Members of the Committee and the Selling Stockholder and their respective heirs, legal representatives, distributees, successors and assigns.

                 14. Separability. In case any provision in this Power of Attorney shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                 15. Counterparts. This Power of Attorney may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                 16. Applicable Law. This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York.

                 17. Consent to Jurisdiction. The Selling Stockholder hereby irrevocably (i) submits to the nonexclusive jurisdiction of any New York State or Federal court sitting in New York City and any appellate court from any thereof in any action or proceeding arising out of or relating to this Power of Attorney or the sale of the Stock pursuant to the Underwriting Agreement, and (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or in such Federal court. The Selling Stockholder hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of any such action or proceeding and any objection it may now or hereafter have as to the venue of any such action or proceeding. The Selling Stockholder also irrevocably consents, to the fullest extent permitted by law, to the service of any and all process in any such action or proceeding by the mailing by certified mail of copies of such process to the Selling Stockholder at its address specified below. The Selling Stockholder agrees, to the fullest extent permitted by law, that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                              Very truly yours,


                              ------------------------------------------------
                              Full Legal Name of Selling Stockholder
                                            (Print or type)


                                                                             *
                              ------------------------------------------------
                                           (Authorized Signature)
                              By:
                                  --------------------------------------------
                              Title:
                                     -----------------------------------------

                              Address of Selling Stockholder:


                              ------------------------------------------------

                              ------------------------------------------------


                              STOCK TO BE SOLD:
                              _________ shares of Common Stock


                              ------------------------------------------------
                              Name of Beneficial Owner of Shares
                              (if Different from Registered Owner)

____________________

* To be signed in exactly the same manner as the shares of Common Stock are registered.

         NOTE:  SIGNATURE MUST BE ACKNOWLEDGED BY A NOTARY PUBLIC.
                   SPOUSE'S SIGNATURE REQUIRED, IF APPLICABLE.

                 I am the spouse of ______________________, who is a signatory to the foregoing Power of Attorney, and I acknowledge that I have read such Power of Attorney and that I know its contents. I hereby consent to the entering into of such Power of Attorney, approve the provisions thereof and agree that such Power of Attorney shall be binding upon me with the same effect as if I had executed such instrument personally.



                                         ___________________________________**
                                                        Signature





__________________

** To be signed in exactly the same manner as the shares of Common Stock are registered, if registered jointly.

         NOTE: SIGNATURE MUST BE ACKNOWLEDGED BY A NOTARY PUBLIC.

The foregoing Power of Attorney
is hereby accepted as of the
date first written above.

THE COMMITTEE:


___________________________________________________
              Bernard J. Duroc-Danner



___________________________________________________
                   James G. Kiley



___________________________________________________
                 Frances R. Powell

STATE OF ________________   )
                            )
COUNTY OF _______________   )

                 [For a Selling Stockholder that is a corporation:] On the ____ day of _______________, 1996, before me personally came
__________________, to me known, who, being by me duly sworn, did depose and say that he or she is the ___________________ of ______________________________, a corporation which executed the foregoing instrument, and that he or she signed his or her name thereto by authority of the Board of Directors of said corporation.





                                             _________________________________
                                             Notary Public

[Notarial Seal]                              My commission expires:


                                             ____________________________, 19___

STATE OF ____________    )
                         )
COUNTY OF ___________    )

                 [For a Selling Stockholder that is a limited liability company:] On the ____ day of _________, 1996, before me personally came __________________, to me known, who, being by me duly sworn, did depose and say that he or she is the ___________________ of ______________, a limited liability company which executed the foregoing instrument, and that he or she signed his or her name thereto by authority of the members of said limited liability company.




                                             _________________________________
                                             Notary Public

[Notarial Seal]                              My commission expires:

                                             ___________________________, 19__

STATE OF ____________    )
                         )
COUNTY OF ___________    )

                 [For a Selling Stockholder that is a limited partnership:] On the ____ day of _______________, 1996, before me personally came __________________, to me known, who, being by me duly sworn, did depose and say that he or she is the ___________________ of ______________________________, a general partner of _________________, a limited partnership which executed the foregoing instrument, and that he or she signed his or her name thereto pursuant to the authority under the partnership agreement of said limited partnership.




                                             _________________________________
                                             Notary Public

[Notarial Seal]                              My commission expires:


                                             ____________________________, 19___




STATE OF ____________    )
                         )
COUNTY OF ___________    )

                 [For a Selling Stockholder that is a trust:] On the ____ day of _______________, 1996, before me personally came __________________, to me known, who, being by me duly sworn, did depose and say that he or she is the trustee of ______________________________, a trust which executed the foregoing instrument, and that he or she signed his or her name thereto pursuant to the authority under the governing instruments of said trust.




                                             _________________________________
                                             Notary Public

[Notarial Seal]                              My commission expires:


                                             ____________________________, 19___

STATE OF __________   )
                      )
COUNTY OF _________   )


                 [For a Selling Stockholder that is a natural person:] On the ____ day of ________________, 1996, before me personally came
_________________________, to me known, who in my presence did sign his or her name to the foregoing instrument.


                                             _________________________________
                                             Notary Public

[Notarial Seal]                              My commission expires:


                                             ____________________________, 19___



STATE OF ___________    )
                        )
COUNTY OF __________    )


                 [For a spouse of a Selling Stockholder that is a natural person:] On the ____ day of ________________, 1996, before me personally came _________________________, to me known, who in my presence did sign his or her name to the foregoing instrument.


                                             _________________________________
                                             Notary Public

[Notarial Seal]                              My commission expires:


                                             ____________________________, 19___